SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

INPRIMIS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INPRIMIS, INC.

1601 Clint Moore Road
Boca Raton, Florida 33487

Notice of Annual Meeting of Shareholders

to be Held May 6, 2002

       The annual meeting of shareholders of Inprimis, Inc. will be held on Monday, May 6, 2002 at 10:00 a.m., at our executive offices, which are located at 1601 Clint Moore Road, Boca Raton, Florida 33487 for the following purposes:

(1)	To elect five directors to our board of directors, to serve for a term expiring at the annual meeting of shareholders in the year 2003 or until their successors are duly elected and qualified;

(2)	To change the name of our company to EnerNow, Inc.;

(3)	To approve and adopt the EnerNow, Inc. 2002 Stock Participation Plan;

(4)	To approve and adopt the EnerNow, Inc. 2002 Non-Employee Director Stock Participation Plan;

(5)	To ratify the appointment of Kaufman, Rossin & Company LLP as our independent auditor for the year ending December 31, 2002; and

(6)	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Only shareholders of record at the close of business on April 1, 2002 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

      We cordially invite you to attend the annual meeting in person. However, even if you plan to attend in person, we request that you date, sign and return the enclosed proxy at your earliest convenience. You may revoke your proxy at any time before it is voted.

By Order of the Board of Directors,
/s/ ARTHUR R. WYATT

Arthur R. Wyatt
Chairman of the Board

Boca Raton, Florida
April 16, 2002

INPRIMIS, INC.

1601 Clint Moore Road
Boca Raton, Florida 33487

Annual Meeting of Shareholders

May 6, 2002

PROXY STATEMENT

      We are furnishing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Inprimis, Inc. for the Annual Meeting of Shareholders to be held on Friday, May 6, 2002, at our executive offices, which are located at 1601 Clint Moore Road, Boca Raton, Florida 33487, and any adjournments or postponements of the meeting. We mailed this proxy statement and the accompanying proxy to our shareholders on or about April 16, 2002.

Record Date

      Only shareholders of record at the close of business on April 1, 2002 may vote at the annual meeting.

Shares Outstanding and Voting Rights

      The only stock of our company currently outstanding is our common stock. As of the close of business on April 1, 2002, there were 58,910,020 shares of common stock outstanding. Each share of common stock issued and outstanding is entitled to one vote on each matter properly presented at the annual meeting.

Proxy Procedure

      Proxies properly executed and returned in a timely manner will be voted at the annual meeting according to the voting instructions noted on the proxies. Proxies without voting instructions will be voted to elect the individuals nominated as directors in this proxy statement, for the proposals set forth in the notice of annual meeting, and in the best judgment of the persons acting under the proxies on other matters presented for a vote. Any shareholder giving a proxy has the power, at any time before it is voted, to revoke it in person at the annual meeting, by written notice to the secretary of our company at the address above, or by delivery to the secretary of our company of a later-dated proxy.

      The inspectors of elections appointed for the meeting will tabulate the votes cast by proxy and in person at the annual meeting. The inspectors will count these votes in determining whether or not a quorum is present. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by that proxy are not being voted by that shareholder about a particular matter. This could occur, for example, when a beneficial owner does not permit its broker to vote shares on a particular matter in the absence of instructions from the beneficial owner. In this circumstance, we will not consider the non-voted shares present and entitled to vote on that particular matter. However, we will count the non-voted shares in determining the presence of a quorum. If you vote to abstain as to a particular matter or direct the proxy holders to withhold authority to vote for directors, we will consider your shares present and entitled to vote on the matter.

Voting Requirements

      If a quorum is present, each director will be elected by the affirmative vote of a plurality of the votes cast by the shares of common stock present at the annual meeting, in person or by proxy, and entitled to vote on the election of directors. If a quorum is present, the affirmative vote of the holders of a majority of our common stock present at the annual meeting, in person or by proxy, and entitled to vote, is required to approve each of the other matters to be presented at the annual meeting, except for the proposal to amend our Articles of Incorporation, which must be approved by the affirmative vote of the holders of not less than a majority of all of the outstanding shares of common stock as of the record date. Shares that are not voted will have no effect on the other matters brought to a vote at the annual meeting. Abstentions from voting on any of the proposals brought to a vote at the annual meeting will have the effect of votes against the particular proposal.

Costs of Solicitation

      Our board of directors will solicit proxies by mail. Our directors, officers and a small number of other employees of our company may also solicit proxies personally or by mail, telephone, or otherwise. We will not compensate these persons for their solicitation. We will request brokerage firms, banks, fiduciaries, voting trustees or other nominees to forward the soliciting material to each beneficial owner of stock held of record by them. We have hired Registrar & Transfer Company to coordinate the solicitation of proxies by and through these holders for a fee of approximately $300 plus expenses. We will bear the entire cost of the solicitation.

OUR BOARD OF DIRECTORS

      The business and affairs of our company are managed under the direction of the board of directors. The board establishes corporate policies for the company, reviews the performance of management in executing the business strategy and managing the day-to-day operations of the company, and is responsible for the overall performance of the company. The directors are kept informed of the company’s operations at meetings of the board and board committees through reports and analyses presented to the board, and by discussions with management. Significant communications between the directors and management also occur apart from meetings of the board and board committees. Currently, our board of directors consists of six directors, however Arthur R. Wyatt has decided not to stand for re-election to the board. We provide below biographical information for each person who is a nominee for election as a director at the annual meeting:

      Bernard A. Carballo, 52, has been a director of Inprimis since March 2000. Mr. Carballo is the Executive Vice President of Sales, Marketing, Product Line Management, and Customer Service Operations of Seagate Technology, Inc., a computer hardware developer and manufacturer. Before that, he was Vice President, Product Line Management, Oklahoma City Operations for Seagate. Mr. Carballo joined Seagate in 1989, when Seagate acquired Control Data Corporation’s data storage facility. With 20 years experience at CDC, his responsibilities included planning and developing CDC’s Tuas manufacturing operations in Singapore.

      Karl Gruns, 53, has been a director of Inprimis since August 1999. A Certified Public Accountant, Mr. Gruns, since 1998, has been the Chief Financial Officer and member of the board of directors of Infomatec Integrated, a producer of high-end, innovative e-commerce systems. Prior to joining Infomatec Integrated, he operated his own accounting practice in Munich, Germany. Before that, Mr. Gruns was employed by KPMG LLP for six years.

      Peter Novak, has been a director of Inprimis since February 2002. Since 1997, he has been the Chief Technology Officer and a director of Ener1 Holdings, Inc., a holding company in the advanced electronic technology sector. Before that, since 1991, Mr. Novak had established a core working relationship with Mike Zoi focused on bringing advanced electronic technologies to market.

      Michael Zoi, has been a director of Inprimis since February 2002. Since 1997, he has been the President and a director of Ener1. Before that, since 1991, Mr. Zoi had established a core working relationship with Mr. Novak focused on bringing advanced electronic technologies to market.

      Boris Zingarevitch, has been a director of Inprimis since February 2002. Since 1992, Mr. Zingarevitch has been the majority stockholder and a director of Ilim Pulp Enterprise, a Russian trading company specializing in export sales of pulp and paper products.

Compensation of Directors

      Our non-employee directors receive an annual fee of $5,000 for each board meeting attended and $1,000 for each committee meeting attended, except that such persons receive $500 for attendance at each committee meeting held on the same day as a board meeting and for participation in each meeting by telephone. Additional compensation paid to the Chairman of the Board is set annually, and will typically range from

$10,000 to $50,000, depending on the level of involvement required of the Chairman as the needs of the company demand. Additionally, the Chairmen of the Audit Committee and Compensation Committee each receive an annual fee of $3,000. The directors are entitled to reimbursement of out-of-pocket expenses incurred in connection with attending board or committee meetings. Each non-employee director becomes eligible to be granted options to purchase 12,000 shares of common stock upon (i) his or her initial election to the board of directors and (ii) each meeting date of the shareholders at which such director is re-elected to the board of directors. The Chairman of the Board becomes eligible to be granted options to purchase an additional 5,000 shares of common stock upon (i) his or her initial election to the board of directors and (ii) his or her re-election as Chairman. The options vest in full on the date of grant. Effective April 1, 2001, the directors agreed to defer receiving all compensation for their services until our financial position improves.

Meetings of the Board of Directors

      The board of directors held 18 meetings during 2001. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board of directors on which he or she served.

Committees of the Board of Directors

      The board of directors has established three standing committees to assist it in discharging its responsibilities: the Audit Committee, the Nominating Committee and the Compensation Committee.

      The Audit Committee reviews our accounting functions, operations and management, our financial reporting process and the adequacy and effectiveness of our internal controls and internal auditing methods and procedures. The Audit Committee also recommends to the board the appointment of our independent public accountants. During 2001, the Audit Committee consisted of Arthur R. Wyatt (as Chairman), Karl Gruns and Bernard A. Carballo. The Audit Committee held five meetings during 2001.

      The Nominating Committee is responsible for recommending to the full board candidates for officer positions and vacancies on the board. During 2001, the Nominating Committee consisted of our entire board, however the Nominating Committee did not meet during 2001.

      The Compensation Committee reviews our compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to directors and officers, and administers our employee stock option plans. During 2001, the Compensation Committee consisted of Bernard A. Carballo, Karl Gruns, Eduard Will, Arthur R. Wyatt and Blaine Davis (who served until July 2001). The Compensation Committee held seven meetings during 2001.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of changes in ownership of the common stock held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish us with copies of all forms they file under this regulation. To the best of our knowledge, based solely on a review of the copies of such reports furnished and representations that no other reports were required during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% shareholders were complied with.

EXECUTIVE OFFICERS

      As of the date of this proxy statement, our executive officers are as follows:

Name	Age	Position Held

Larry L. Light	45	Acting President, Chief Executive Officer and Chief Technology Officer
R. Michael Brewer	58	Senior Vice President, Finance, Chief Financial Officer and Secretary
Martha A. Ritchason	61	Senior Vice President, General Administration
Michael D. Stebel	47	Senior Vice President, Sales & Marketing

      Executive officers are appointed by the board of directors and hold office at the pleasure of the Board. Executive officers devote their full time to the affairs of our company.

      Larry L. Light, 45, has served as Acting President and Chief Executive Officer since March 2002 and as Chief Technology Officer since July 1999. Mr. Light also served as interim Chief Executive Officer from January 2001 until April 2001. Mr. Light has served as Chief Operating Officer of EnerNow Technologies, Inc., one of our operating subsidiaries, since February 2000 Mr. Light is responsible for maintaining and enhancing the existing reference platforms and creating new designs for interactive TV, video on demand, Internet access, and other convergent technology appliances. From May 1998 to July 1999, Mr. Light was Senior Vice President of Engineering. Mr. Light joined Inprimis in February 1995 as Vice President of Engineering. Before joining Inprimis, Mr. Light served as a product development manager at IBM’s Boca Raton, Fla. facility. Before this, he was a design engineer at IBM’s Federal Systems Division in Cape Canaveral, Fla. where he helped design space shuttle cargo system simulators.

      R. Michael Brewer, 58, has served as Senior Vice President, Finance, Chief Financial Officer and Secretary since June 2000. Before this, he was Chief Financial Officer and Vice President of Finance for Park ’N View, an integrated voice, data, and telephony provider to the long-haul trucking industry. Mr. Brewer previously served as Senior Vice President, Finance and Chief Financial Officer for Inprimis from 1994 to 1998. Before this, he was Vice President of Finance for Mitel Corporation, a manufacturer of telecommunications PBX systems, where he was responsible for all financial affairs for the company’s North American operations, including its manufacturing facilities in Puerto Rico, Florida, New York, and Mexico.

      Martha A. Ritchason, 61, has served as Senior Vice President, General Administration since February 2000. She is responsible for the departments of human resources, risk management, contract administration, facilities, security, special projects, and coordination of legal matters between Inprimis and its principal outside counsel. From July 1995 to February 2000, Ms. Ritchason served as Vice President of Human Resources, and from September 1991 to July 1995, she served as Director of Human Resources.

      Michael D. Stebel, 47, has served as Senior Vice President, Sales and Marketing since December 2000. He is responsible for Inprimis’ selling efforts, including overseeing the sales team, sales engineering, and technical support. He also is responsible for Inprimis’ strategic marketing programs, including strategic and industry alliances, marketing communications, Inprimis’ Website, and marketing planning. From December 1999 to December 2000, Mr. Stebel served as Vice President of Marketing for Boca Global, Inc. Before joining the Company in 1999, since 1994 he was Executive Vice President of Marketing and Corporate Strategy for Boundless Technologies.

EXECUTIVE COMPENSATION

      The following table sets forth all cash compensation earned by or paid to our Chief Executive Officer, and each person who served as our Chief Executive Officer during 2001, and our four most highly compensated executive officers, other than the Chief Executive Officer (each, a “Named Executive Officer”) who served in such capacities during the year ended December 31, 2001, for all services rendered to us or our subsidiaries in all capacities for the year ended December 31, 2001.

		Annual
		Compensation				Long Term Compensation

				Other Annual			All Other
Name And Principal Position	Year	Salary	Bonus	Compensation		Options/SARs(1)	Compensation

Eduard Will(2)	2001	203,834	—	—		250,000	1,389	(3)
Former Chief Executive	2000	—	—	—		—	—
Officer and Chairman	1999	—	—	—		—	—
of the Board
Robert W. Ferguson(4)	2001	29,703	—	—		—	—
Former Chief Executive Officer	2000	361,077	—	—		150,000	—
	1999	—	—	423,623	(5)	15,000	—
Larry L. Light	2001	172,615	—	13,467	(6)	90,000	4,315	(3)
Acting President,	2000	195,431	—	7,277	(6)	71,320	3,415	(3)
Chief Executive Officer and	1999	160,204	—	55,091	(7)	—	3,933	(3)
Chief Technology Officer
R. Michael Brewer(8)	2001	151,039	—	10,096	(6)	70,000	1,851	(3)
Senior Vice President,	2000	86,538	—	—		70,000	938	(3)
Finance, Chief Financial	1999	—	—	—		—	—
Officer and Secretary
Martha A. Ritchason	2001	129,462	—	19,868	(9)	45,000	3,193	(3)
Senior Vice President,	2000	146,400	—	26,608	(10)	20,000	2,650	(3)
General Administration	1999	146,400	—	46,028	(11)	—	3,462	(3)
Michael D. Stebel(12)	2001	129,462	—	—		45,000	577	(3)
Senior Vice President, Sales	2000	161,126	—	—		20,000	288	(3)
and Marketing	1999	8,654	—	—		15,000	—

(1)	Represents shares of common stock issuable upon exercise of options granted to the Named Executive Officer under our 1992 Stock Option Plan or the 1992 Non-Employee Director Stock Option Plan.
(2)	Mr. Will’s employment terminated on March 28, 2002.
(3)	Represents our contribution to the Named Executive Officer under our 401(k) plan.
(4)	Mr. Ferguson served as our President and Chief Executive Officer from January 11, 2000 until January 12, 2001.
(5)	Represents (i) gain recognized from the exercise of options under our 1992 Stock Option Plan of $203,738, representing the difference between the fair market value on the date of exercise of non-qualified options to purchase 37,255 shares of common stock and the aggregate exercise price thereof; and (ii) $219,885 paid for services provided as our Chairman of the Board.
(6)	Represents the payment of accrued and unused vacation to the Named Executive Officer.
(7)	Represents other compensation resulting from the exercise of options under our 1992 Stock Option Plan of $52,045 and payment of accrued and unused vacation to Mr. Light of $3,046.
(8)	Mr. Brewer’s employment terminated on August 17, 1998 and recommenced on June 16, 2000.
(9)	Represents the payment of accrued and unused vacation.

(10)	Represents other compensation resulting from the exercise of options under our 1992 Stock Option Plan of $23,839 and payment of accrued and unused vacation to Ms. Ritchason of $2,769.
(11)	Represents other compensation resulting from the exercise of options under our 1992 Stock Option Plan of $43,259 and payment of accrued and unused vacation to Ms. Ritchason of $2,769.
(12)	Mr. Stebel commenced employment on December 1, 1999.

Stock Option Exercises and Fiscal Year End Stock Option Values

      The following table shows, with respect to our Named Executive Officers (i) the number of shares of common stock underlying options exercised during 2001, (ii) the aggregate dollar value realized upon the exercise of such options, (iii) the total number of exercisable and unexercisable options held on December 31, 2001 and (iv) the aggregate dollar value of in-the-money options on December 31, 2001.

	Shares		Number of	Value of Unexercised
	Acquired or	Value	Unexercised Options	In-the-Money Options
Name	Exercised	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable(1)

Eduard Will	0	$—	83,333/166,667	$–0–/$–0–
Larry L. Light	0	$—	250,000/250,000	$–0–/$–0–
R. Michael Brewer	0	$—	140,000/140,000	$–0–/$–0–
Martha A. Ritchason	0	$—	150,346/150/346	$–0–/$–0–
Michael D. Stebel	0	$—	90,000/90/000	$–0–/$–0–

(1)	Value of unexercised-in- the money stock options represents the difference between the exercise prices of the stock options and the closing price of the company’s common stock on the OTCBB on December 31, 2001. Since such closing price was $.0.03 per share, which was below the exercise price on all outstanding shares of $0.05, no value is accorded such outstanding options.

Grants of Stock Options

      The following table shows with respect to the Named Executive Officers information regarding options granted under our stock option plans during 2001.

						Potential Realized
			% of Total			Value at Assumed
			Options			Rates of Stock Price
			Granted to			Appreciation for
			Employees			Option Term(2)
	Options		in Fiscal	Exercise	Expiration
Name	Granted		Year	Price(1)	Date	5%	10%

Eduard Will (5)	250,000	(4)	23.1%	$0.05	4/12/11	$7,500	$20,000
Larry L. Light	50,000	(3)	4.6%	$0.05	4/25/11	$1,500	$4,000
	40,000	(3)	3.7%	$0.05	7/16/11	$1,200	$3,200
R. Michael Brewer	30,000	(3)	2.8%	$0.05	4/25/11	$900	$2,400
	40,000	(3)	3.7%	$0.05	7/16/11	$1,200	$3,200
Martha A. Ritchason	25,000	(3)	2.3%	$0.05	4/25/11	$750	$2,000
	20,000	(3)	1.8%	$0.05	7/16/11	$600	$1,600
Michael D. Stebel	25,000	(3)	2.3%	$0.05	4/25/11	$750	$2,000
	20,000	(3)	1.8%	$0.05	7/16/11	$600	$1,600

(1)	All previously issued options and new grants during the year were re-priced as of November 9, 2002 at the fair market value of $0.05
(2)	These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.
(3)	All options became fully vested on January 3, 2002 due to a change of control.
(4)	These options become exercisable on the first, second, and third anniversary dates of grant at the rate of 33 1/3% per year.

TEN-YEAR OPTION/SAR REPRICING

      The following table sets forth information concerning the repricing of stock options in 2001 granted to our Named Executive Officers. These represent the only repricings of options held by our Named Executive Officers during 2001. All repriced options vested and became immediately exercisable in connection with the purchase of 47,126,416 shares by Ener1 Holdings, Inc. on January 3, 2002.

		Number of				Length of
		Securities		Original		Original
		Underlying	Market Price	Exercise		Option Term
		Options/	of Stock at	Price at	New	Remaining at
	Repricing	S.A.Rs	Time of	Time of	Exercise	Date of
Name/Position of Executive Officer	Date	Repriced	Repricing	Repricing	Price	Repricing

Eduard Will	9/21/01	250,000	$0.1350	$0.7200	$0.1350	9 Yrs 7 Months
	11/9/01	250,000	$0.0500	$0.1350	$0.0500	9 Yrs 5 Months
Larry L. Light	4/25/01	50,000	$0.5600	$12.125	$0.5600	3 Yrs 10 Months
	4/25/01	12,500	$0.5600	$8.375	$0.5600	5 Yrs 8 Months
	4/25/01	8,180	$0.5600	$6.750	$0.5600	5 Yrs 5 Months
	4/25/01	8,000	$0.5600	$6.688	$0.5600	6 Yrs I Month
	4/25/01	10,000	$0.5600	$2.281	$0.5600	7 Yrs 1 Month
	4/25/01	21,320	$0.5600	$6.157	$0.5600	7 Yrs 8 Months
	4/25/01	50,000	$0.5600	$2.910	$0.5600	9 Yrs 5 Months
	11/9/01	50,000	$0.0500	$0.560	$0.0500	3 Yrs 4 Months
	11/9/01	12,500	$0.0500	$0.560	$0.0500	5 Yrs 1 Month
	11/9/01	8,180	$0.0500	$0.560	$0.0500	4 Yrs 10 Months
	11/9/01	8,000	$0.0500	$0.560	$0.0500	5 Yrs 7 Months
	11/9/01	10,000	$0.0500	$0.560	$0.0500	6 Yrs 6 Months
	11/9/01	21,320	$0.0500	$0.560	$0.0500	7 Yrs 1 Month
	11/9/01	50,000	$0.0500	$0.560	$0.0500	8 Yrs 11 Months
	11/9/01	50,000	$0.0500	$0.560	$0.0500	9 Yrs 6 Months
	11/9/01	40,000	$0.0500	$0.405	$0.0500	9 Yrs 9 Months
R. Michael Brewer	4/25/01	50,000	$0.5600	$4.160	$0.5600	9 Yrs
	4/25/01	20,000	$0.5600	$2.910	$0.5600	9 Yrs 3 Months
	9/21/01	50,000	$0.1350	$0.560	$0.1350	8 Yrs 7 Months
	9/21/01	20,000	$0.1350	$0.560	$0.1350	8 Yrs 11 Months
	9/21/01	30,000	$0.1350	$0.560	$0.1350	9 Yrs 7 Months
	11/9/01	40,000	$0.0500	$0.135	$0.0500	9 Yrs 8 Months
	11/9/01	50,000	$0.0500	$0.135	$0.0500	8 Yrs 5 Months
	11/9/01	20,000	$0.0500	$0.135	$0.0500	8 Yrs 9 Months
	11/9/01	30,000	$0.0500	$0.135	$0.0500	9 Yrs 5 Months
[Table continued on next page.]

		Number of				Length of
		Securities		Original		Original
		Underlying	Market Price	Exercise		Option Term
		Options/	of Stock at	Price at	New	Remaining at
	Repricing	S.A.Rs	Time of	Time of	Exercise	Date of
Name/Position of Executive Officer	Date	Repriced	Repricing	Repricing	Price	Repricing

Martha A Ritchason	4/25/01	10,000	$0.5600	$5.6250	$0.5600	3 Yrs 2 Months
	4/25/01	12,500	$0.5600	$8.3750	$0.5600	5 Yrs 8 Months
	4/25/01	7,546	$0.5600	$6.7500	$0.5600	5 Yrs 11 Months
	4/25/01	12,725	$0.5600	$6.7500	$0.5600	5 Yrs 11 Months
	4/25/01	27,275	$0.5600	$6.7500	$0.5600	5 Yrs 11 Months
	4/25/01	10,000	$0.5600	$6.6875	$0.5600	6 Yrs 7 Months
	4/25/01	300	$0.5600	$3.9688	$0.5600	6 Yrs 10 Months
	4/25/01	5,000	$0.5600	$2.2813	$0.5600	7 Yrs 7 Months
	4/25/01	20,000	$0.5600	$2.9100	$0.5600	9 Yrs 5 Months
	9/21/01	10,000	$0.1350	$0.5600	$0.1350	2 Yrs 10 Months
	9/21/01	12,500	$0.1350	$0.5600	$0.1350	5 Yrs 3 Months
	9/21/01	7,546	$0.1350	$0.5600	$0.1350	5 Yrs 6 Months
	9/21/01	12,725	$0.1350	$0.5600	$0.1350	5 Yrs 6 Months
	9/21/01	27,275	$0.1350	$0.5600	$0.1350	5 Yrs 6 Months
	9/21/01	10,000	$0.1350	$0.5600	$0.1350	6 Yrs 2 Months
	9/21/01	300	$0.1350	$0.5600	$0.1350	6 Yrs 5 Months
	9/21/01	5,000	$0.1350	$0.5600	$0.1350	7 Yrs 2 Months
	9/21/01	20,000	$0.1350	$0.5600	$0.1350	9 Yrs
	9/21/01	25,000	$0.1350	$0.5600	$0.1350	9 Yrs 7 Months
	9/21/01	20,000	$0.1350	$0.4050	$0.1350	9 Yrs 10 Months
	11/9/01	10,000	$0.0500	$0.1350	$0.0500	2 Yrs 9 Months
	11/9/01	12,500	$0.0500	$0.1350	$0.0500	5 Yrs 2 Months
	11/9/01	7,546	$0.0500	$0.1350	$0.0500	5 Yrs 5 Months
	11/9/01	12,725	$0.0500	$0.1350	$0.0500	5 Yrs 5 Months
	11/9/01	27,275	$0.0500	$0.1350	$0.0500	5 Yrs 5 Months
	11/9/01	10,000	$0.0500	$0.1350	$0.0500	6 Yrs 1 Month
	11/9/01	300	$0.0500	$0.1350	$0.0500	6 Yrs 4 Months
	11/9/01	5,000	$0.0500	$0.1350	$0.0500	7 Yrs 1 Month
	11/9/01	20,000	$0.0500	$0.1350	$0.0500	8 Yrs 11 Months
	11/9/01	25,000	$0.0500	$0.1350	$0.0500	9 Yrs 6 Months
	11/9/01	20,000	$0.0500	$0.1350	$0.0500	9 Yrs 9 Months
Michael D. Stebel	4/25/01	15,000	$0.5600	$8.0600	$0.5600	8 Yrs 3 Months
	4/25/01	10,000	$0.5600	$2.9100	$0.5600	9 Yrs 5 Months
	9/21/01	15,000	$0.1350	$0.5600	$0.1350	7 Yrs 10 Months
	9/21/01	10,000	$0.1350	$0.5600	$0.1350	9 Yrs
	9/21/01	10,000	$0.1350	$1.5900	$0.1350	9 Yrs 2 Months
	9/21/01	25,000	$0.1350	$0.5600	$0.1350	9 Yrs 7 Months
	9/21/01	20,000	$0.1350	$0.4050	$0.1350	9 Yrs 10 Months
	11/9/01	15,000	$0.0500	$0.1350	$0.0500	7 Yrs 8 Months
	11/9/01	10,000	$0.0500	$0.1350	$0.0500	8 Yrs 10 Months
	11/9/01	10,000	$0.0500	$0.1350	$0.0500	9 Yrs
	11/9/01	25,000	$0.0500	$0.1350	$0.0500	9 Yrs 5 Months
	11/9/01	20,000	$0.0500	$0.1350	$0.0500	9 Yrs 8 Months

      Eduard Will. We entered into a two-year, six-month employment agreement with Eduard Will to serve as our President and Chief Executive officer, effective as of September 29, 2000 and amended March 26, 2001. Mr. Will’s employment terminated on March 28, 2002. Under the terms of this agreement, as a result of Mr. Will’s termination, he will receive as severance (1) six-months salary in the aggregate amount of $181,000, (2) foregone vacation pay of $15,530, and (3) continued medical and dental benefits for six months.

In addition, 82,333 of Mr. Will’s stock options became immediately exercisable. Under the agreement, Mr. Will is subject to confidentiality obligations, as well as non-compete and non-solicitation covenants, for a one-year period following the termination of his employment.

      Larry L. Light. We entered into an employment agreement with Larry L. Light to serve as Chief Operating Officer of EnerNew Technologies, Inc., our subsidiary, effective as of March 17, 2000. The agreement will continue in effect until terminated pursuant to its terms. The agreement provides that Mr. Light will receive an annual base salary of $200,000 during the term of the agreement. Additionally, Mr. Light is entitled to participate in our employee stock purchase plans and other employee compensation programs that we may establish. Mr. Light also is entitled to health, life and disability insurance and he may participate in any other employee benefit plan or arrangement made available to our executive officers. Under the agreement, we may terminate Mr. Light at any time with or without “cause,” as defined in the agreement, and Mr. Light may at any time terminate his employment, with or without reason, provided he provides us 60 days written notice. If we terminate Mr. Light without cause, then Mr. Light will be entitled to the following as severance:

•	Mr. Light will continue to receive his salary through the date of termination and afterwards for one year from the date of termination,

•	Mr. Light will continue to receive his health benefits for one year from the date of termination, and

•	all of Mr. Light’s stock options will immediately vest in full, subject to the terms of the stock option plan under which such options were granted, and provided that Mr. Light has been continuously employed with our company for a period of three years prior to the date of termination.

      Under the agreement, Mr. Light is subject to confidentiality obligations, as well as non-compete and non-solicitation covenants, for a one-year period following the termination of his employment. Any successor to our company will be required to assume and perform all of our covenants, agreements and obligations under the agreement. Upon a “change of control” as defined in the agreement, all of Mr. Light’s existing options to purchase shares of common stock will automatically accelerate and become fully vested, provided however that if Mr. Light has not been continuously employed by us for a period of three years prior to the date of the change of control, only those options which would otherwise have vested in the year in which the change of control occurs shall accelerate and become fully vested.

      R. Michael Brewer. We entered into an employment agreement with R. Michael Brewer to serve as our Senior Vice President, Finance and Chief Financial Officer, effective as of May 16, 2000. The employment term commenced June 6, 2000 and will continue in effect until terminated pursuant to its terms. The agreement provides that Mr. Brewer will receive a base salary of $12,500 per month during the term of the agreement. Under the agreement, we granted Mr. Brewer options to purchase 50,000 shares of common stock. The grant of these options to Mr. Brewer is subject to the terms, conditions and provisions of the 1992 Employee Stock Option Plan and Mr. Brewer’s Stock Option Agreement. Additionally, Mr. Brewer is entitled to participate in our employee stock purchase plans and other employee compensation programs that we may establish. Mr. Brewer also is entitled to health, life and disability insurance and he may participate in any other employee benefit plan or arrangement made available to our executive officers. Under the agreement, we may terminate Mr. Brewer at any time with or without “cause,” as defined in the agreement, and Mr. Brewer may at any time terminate his employment, with or without reason, provided he provides us 60 days notice. If we terminate Mr. Brewer without cause, then Mr. Brewer will be entitled to the following as severance:

•	Mr. Brewer will continue to receive his salary through the date of termination and afterwards for one year from the date of termination,

•	Mr. Brewer will continue to receive his health benefits for one year from the date of termination, and

•	all of Mr. Brewer’s stock options will immediately vest in full, subject to the terms of the employee stock option plan under which such options were granted, and provided that Mr. Brewer has been continuously employed with our company for a period of three years prior to the date of termination.

      Under the agreement, Mr. Brewer is subject to confidentiality obligations, as well as non-compete and non-solicitation covenants, for a one-year period following the termination of his employment. Any successor to our company will be required to assume and perform all of our covenants, agreements and obligations under the agreement. Upon a “change of control” as defined in the agreement, all of Mr. Brewer’s existing options to purchase shares of common stock will automatically accelerate and become fully vested, provided however that if Mr. Brewer has not been continuously employed by the Company for a period of three years prior to the date of the change of control, only those options which would otherwise have vested in the year in which the change of control occurs shall accelerate and become fully vested.

      Martha A. Ritchason. We entered into an employment agreement with Martha Ritchason to serve as our Vice President of Human Resources, effective as of November 30, 1999. Ms. Ritchason was subsequently promoted to the position of Senior Vice President, General Administration. The agreement will continue in effect until terminated pursuant to its terms. The agreement provides that Ms. Ritchason will receive an annual base salary of $144,000 during the term of the agreement. Additionally, Ms. Ritchason is entitled to participate in our employee stock purchase plans and other employee compensation programs that we may establish. Ms. Ritchason also is entitled to health, life and disability insurance and she may participate in any other employee benefit plan or arrangement made available to our executive officers. Under the agreement, we may terminate Ms. Ritchason at any time with or without “cause,” as defined in the agreement, and Ms. Ritchason may at any time terminate her employment, with or without reason, provided she provides us 60 days written notice. If we terminate Ms. Ritchason without cause, then Ms. Ritchason will be entitled to the following as severance:

•	Ms. Ritchason will continue to receive her salary through the date of termination and afterwards for one year from the date of termination,

•	Ms. Ritchason will continue to receive her health benefits for one year from the date of termination, and

•	all of Ms. Ritchason’s stock options will immediately vest in full, subject to the terms of the stock option plan under which such options were granted, and provided that Ms. Ritchason has been continuously employed with our company for a period of three years prior to the date of termination.

      Under the agreement, Ms. Ritchason is subject to confidentiality obligations, as well as non-compete and non-solicitation covenants, for a one-year period following the termination of her employment. Any successor to our company will be required to assume and perform all of our covenants, agreements and obligations under the agreement. Upon a “change of control” as defined in the agreement, all of Ms. Ritchason’s existing options to purchase shares of common stock will automatically accelerate and become fully vested, provided however that if Ms. Ritchason has not been continuously employed by us for a period of three years prior to the date of the change of control, only those options which would otherwise have vested in the year in which the change of control occurs shall accelerate and become fully vested.

      Michael D. Stebel. We entered into an employment agreement with Michael D. Stebel to serve as our Vice President, Sales and Marketing, effective as of December 1, 2000. The agreement will continue in effect until terminated pursuant to its terms. The agreement provides that Mr. Stebel will receive an annual base salary of $150,000 during the term of the agreement. Additionally, Mr. Stebel is entitled to participate in our employee stock purchase plans and other employee compensation programs that we may establish. Mr. Stebel also is entitled to health, life and disability insurance and he may participate in any other employee benefit plan or arrangement made available to our executive officers. Under the agreement, we may terminate Mr. Stebel at any time with or without “cause,” as defined in the agreement, and Mr. Stebel may at any time terminate his employment, with or without reason, provided he provides us 60 days written notice. If we terminate Mr. Stebel without cause, then Mr. Stebel will be entitled to the following as severance:

•	Mr. Stebel will continue to receive his salary through the date of termination and afterwards for one year from the date of termination,

•	Mr. Stebel will continue to receive his health benefits for one year from the date of termination, and

•	all of Mr. Stebel’s stock options will immediately vest in full, subject to the terms of the stock option plan under which such options were granted, and provided that Mr. Stebel has been continuously employed with our company for a period of three years prior to the date of termination.

      Under the agreement, Mr. Stebel is subject to confidentiality obligations, as well as non-compete and non-solicitation covenants, for a one-year period following the termination of his employment. Any successor to our company will be required to assume and perform all of our covenants, agreements and obligations under the agreement. Upon a “change of control” as defined in the agreement, all of Mr. Stebel’s existing options to purchase shares of common stock will automatically accelerate and become fully vested, provided however that if Mr. Stebel has not been continuously employed by us for a period of three years prior to the date of the change of control, only those options which would otherwise have vested in the year in which the change of control occurs shall accelerate and become fully vested.

CERTAIN TRANSACTIONS

      On April 5, 2000, we executed a Statement of Work with National Semiconductor Corporation, and in March 2001 we received a Purchase Order under that Statement of Work, pursuant to which we agreed to provide various engineering services to National Semiconductor. National Semiconductor beneficially owned in excess of 5% of our common stock during fiscal 2001, however it is no longer a 5% holder. During fiscal 2001, we received a total $358,000 for such engineering services.

REPORT OF COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

Overview

      The Compensation Committee is responsible for setting the overall policies that govern the company’s executive compensation plan and seeks to provide executive compensation that will attract and retain talented executives.

Compensation Principles

      The company’s earnings per share is the focal point and performance measure for the annual incentive plan. The executive compensation plan is fundamentally a pay for performance program which is designed to stimulate a sense of ownership, to reinforce the importance of teamwork and to provide rewards that are commensurate with the profitability of the company. In essence, the plan is designed to reinforce the strategic goals of the company and therefore is critical in promoting long-term shareholder value.

      To meet these objectives, the company has a compensation program that provides a base salary, an annual cash incentive opportunity and long-term equity based compensation as deemed appropriate. Company executives are eligible to receive the cash incentive and long-term equity based compensation only upon the company’s achievement of a significant increase in EPS growth. In determining executive compensation, the Compensation Committee evaluates both the total compensation package and its individual elements, and periodically considers compensation data developed by independent compensation consultants for companies in the computer industry that are the company’s competitors for executive talent.

Base Salaries

      Base salary levels are targeted at levels sufficient to attract and retain the highest quality executives, only when viewed in conjunction with the other elements of the executive compensation program. The company will continue in 2002 to link total management pay with company profitability. Increases in compensation will be earned solely on business success through the incentive bonus plan and stock option awards plan. Adjustments to base salaries will be made only by exception to eliminate pay inequities. Based on individual circumstances, the Compensation Committee may elect to award bonuses rather than to adjust base salaries.

Annual Incentives — Cash Bonuses

      All senior executives of the company are eligible to participate in the annual incentive bonus plan. This plan is designed to recognize and reward senior executives for their contributions to the overall growth and profitability of the company, and bonuses are not normally paid if the company does not achieve the significant increase in EPS growth required by the plan. The total compensation for each member of the executive team, if the targets are not met, is then limited to the base salary. Under this plan, members of senior management are eligible to earn significant rewards, but only as the company becomes increasingly profitable.

      The plan is designed to offer higher than average rewards but only for considerably better than average performance which results in a significant increase in EPS growth. The executives have a predetermined payout as a percentage of base salary if certain levels of EPS are achieved. If the company’s actual EPS is below a threshold level, then awards, if any, may only be granted at the sole discretion of the Compensation Committee. Once the threshold level of performance is achieved, awards are earned up to a maximum amount. The actual payout will be determined by the Chief Executive Officer, in conjunction with the Compensation Committee, based on each executive’s actual performance.

      In light of the company’s financial results in 2001, no bonuses were paid to the company’s senior management since the company did not achieve the EPS targets established under the annual incentive bonus plan.

Long-term Equity Compensation — Stock Options

      The company adopted the 1992 Stock Option Plan to attract, retain and incentivize eligible key employees by encouraging and enabling them to obtain an equity interest in the company, thereby aligning their interest with the long-term interest of the company and its shareholders. The 1992 Stock Option Plan is a vehicle for recognizing the key influence that today’s planning and strategic decision-making has on future profitability. The Compensation Committee supports the granting of stock options as a significant proportion of the compensation opportunity available to executives under the company’s compensation program.

      Stock options are generally granted at prices equal to the fair market value of the common stock on the date of grant. Therefore, any gain from the exercise of stock options will occur only when the price of the common stock increases above the option grant price, which in turn reflects the creation of shareholder value. In 2001, the Compensation Committee granted stock options to the Named Executive Officers as outlined in the Executive Compensation and Option Grant Tables contained herein.

Compensation — Chief Executive Officer

      The Compensation Committee considers competitive marketplace compensation data paid to executives by other companies in setting the compensation of the Company’s Chief Executive Officer. The Compensation Committee’s annual objective in setting the Chief Executive Officer’s base salary is to approach the median of salaries paid to chief executive officers in peer companies and other high technology companies of approximately the same size as the company. The annual incentive plan is designed to permit the Chief Executive Officer, in a similar fashion to other executive officers, to earn substantial cash incentives, but only if targeted EPS goals are achieved. The Compensation Committee determines the performance objectives, specifically defining the significant EPS growth required and set forth in the annual incentive bonus plan, as described herein. Finally, the Compensation Committee believes that stock options are a significant part of the Chief Executive Officer’s compensation package, and has historically made grants of stock options to the Chief Executive Officer to emphasize the importance of long-term shareholder value.

Compensation Committee:

Bernard A. Carballo

Karl Gruns
Arthur R. Wyatt

AUDIT COMMITTEE REPORT

      The following statement made by our Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such statement by reference.

      The Audit Committee consists of Arthur R. Wyatt (Chair), Bernard A. Carballo and Karl Gruns. During 2001, the board of directors adopted a charter for the Audit Committee in order to address new rules recently adopted by the Securities and Exchange Commission with respect to auditor independence and appropriate qualifications of audit committee members. The full text of the charter for the Audit Committee is set forth as Exhibit A to this proxy statement.

      Our primary function is to assist the board in fulfilling its oversight responsibilities by reviewing Inprimis’ financial reporting and audit processes, systems of internal controls and ethical behavior. Management is responsible for the company’s financial statements and the financial reporting process, including the system of internal controls. We also monitor the preparation by management of the company’s quarterly and annual financial statements. The independent auditors, who are recommended to the board by us, are responsible for expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of Inprimis in conformity with United States generally accepted accounting principles. We also are responsible for reviewing the scope of audit services in conjunction with management and the auditor and discussing with the auditor any relationships or services that may impact the objectivity and independence of the auditor.

      In fulfilling our oversight role, we met and held discussions with management and auditors. Management advised us that the company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and the auditors. We discussed privately with the auditors matters deemed significant by the auditors, including those matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

      The auditors also provided us with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and we discussed with the auditors matters relating to their independence and considered whether their provision of non-audit services is compatible with their independence.

      Based on our review with management and the auditors of Inprimis’ audited consolidated financial statements and the auditors’ report on such financial statements, and based on the discussions described above, we recommended to the board of directors that the audited consolidated financial statements be included in Inprimis’ Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Audit Committee:

Arthur R. Wyatt

Karl Gruns
Bernard A. Carballo

Audit Fees

      During the year ended December 31, 2001, we paid the following amounts to Deloitte & Touche LLP in connection with audit and other services:

Audit Fees	$127,000
Financial Information Systems Design and Implementation Fees	0
All Other Fees:
Tax Compliance	25,000

Total	$152,000

      During the year ended December 31, 2001, we hired Deloitte & Touche LLP to perform certain non-audit tax compliance services. In this situation, our Audit Committee and our management considered whether Deloitte & Touche LLP could provide the necessary service without effect on its independence. We did not pay any fees to our newly engaged independent accountants, Kaufman, Rossin & Company, LLP, during the year ended December 31, 2001.

Performance Graph

      The following graph compares the company’s cumulative total shareholder return on the common stock with that of the Nasdaq U.S. Index, the Nasdaq Computer Manufacturer Index and the Nasdaq Computer & Data Processing Index for the years 1996 through 2001.

Shareholder Return Performance Graph

      The following chart assumes that $100 was invested on December 31, 1996 in our common stock and in each index listed.

	Base
	Period
	1996	1997	1998	1999	2000	2001

INPRIMIS INC	100	50.60	30.12	63.86	9.04	0.24
NASDAQ INDEX	100	122.48	172.70	320.87	193.00	153.15
NASDAQ COMPUTER MANUF INDEX	100	120.83	262.78	557.80	314.18	216.54
NASDAQ COMPUTER & DATA PROCESS	100	122.87	219.20	481.81	221.85	178.66

Compensation Committee Interlocks and Insider Participation

      The members of our Compensation Committee during 2001 were Bernard A. Carballo, Blain Davis (who served until July 2001), Karl Gruns, Eduard Will and Arthur R. Wyatt. There were no Compensation Committee interlocks during 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth certain information regarding the beneficial ownership of our common stock as of April 1, 2002 by (1) each person who is known to own beneficially more than 5% of the outstanding shares of common stock; (2) each director and nominee for director; (3) each of the Named Executive Officers listed in the Executive Compensation Table on page 5; and (4) all of our executive officers and directors as a group. Beneficial ownership includes any shares which a person has the right to acquire within 60 days after the record date. Except as otherwise noted, each person has sole voting power and investment power with respect to all shares of common stock listed as owned by such person.

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner(1)	Beneficial Ownership		Class

Ener1 Holdings, Inc.	47,126,416		80.0%
500 West Cypress Creek Road, Suite 770
Ft. Lauderdale, FL 33309
Peter Novak	47,126,416	(2)	80.0
Mozaartstraatt 20
2018 Antwerp, Belgium
Michael Zoi	47,126,416	(2)	80.0
500 West Cypress Creek Road, Suite 770
Ft. Lauderdale, FL 33309
Boris Zingarevitch	47,326,416	(2)(3)	80.3
121, ch. Des Curiades a Bornex
Geneve, Switzerland
Larry L. Light(4)	252,951		*
R. Michael Brewer(5)	142,000		*
Martha A. Ritchason(6)	156,714		*
Michael D. Stebel(7)	91,238		*
Arthur R. Wyatt(8)	127,829		*
Eduard Will(9)	163,333		*
Karl Gruns(10)	22,000		*
Bernard A. Carballo(11)	89,100		*
All directors and executive officers as a group (10 persons)(12)	48,208,248		80.8%

*	Less than 1%

(1)	Unless otherwise noted, address is 1601 Clint Moore Road, Boca Raton, Florida 33487.
(2)	As beneficial owners of Ener1 Holdings, Inc., each of Messrs. Novak, Zingarevitch and Zoi may be deemed to beneficially own, and have shared voting power of, the 47,126,416 shares of common stock owned by Ener1.
(3)	Includes 200,000 shares owned directly by Mr. Zingarevitch.
(4)	Acting President, Chief Executive Officer and Chief Technology Officer of the company, Chief Operating Officer of Inprimis Technologies, Inc., a wholly owned subsidiary of the company, and former interim Chief Executive Officer of the company. Includes vested options to purchase 250,000 shares.
(5)	Senior Vice President, Finance and Chief Financial Officer of the company. Includes vested options to purchase 140,000 shares.
(6)	Senior Vice President, General Administration. Includes vested options to purchase 150,546 shares.
(7)	Senior Vice President, Sales and Marketing. Includes vested options to purchase 90,000 shares.
(8)	Director of the Company. Includes vested options to purchase 47,000 shares.
(9)	Includes vested options to purchase 83,333 shares.

(10)	Director of the Company. Includes vested options to purchase 22,000 shares.
(11)	Director of the Company. Includes vested options to purchase 22,000 shares.
(12)	Includes vested options to purchase 721,546 shares.

Change of Control

      On December 21, 2001, we entered into a Securities Purchase Agreement with Ener1 Holdings, Inc., providing for the purchase by Ener1, for an aggregate consideration of up to $1,200,000 (the “Purchase Price”), of up to 47,126,416 shares of our common stock.

      On January 3, 2002, the closing date, Ener1 purchased and was issued (1) 12,500,001 shares of our common stock (the “Initial Shares”) and (2) a subordinated convertible promissory note in the principal amount of $481,706.27, convertible into up to 18,917,597 shares (the “Conversion Shares”) of our common stock. In addition, on January 3, 2002, under the terms of an Escrow Agreement by and among Ener1, us and the escrow agent, Ener1 deposited into escrow $520,000. Of the $520,000 placed into escrow, $120,000 represented a holdback of part of the Purchase Price, and the remaining $400,000 was in consideration of an additional 15,708,821 shares (the “Escrow Shares”) of our common stock to be issued to Ener1 upon an increase in the number of authorized shares of our common stock sufficient to allow for such issuances.

      Before the transaction with Ener1, we had authorized 25,000,000 shares of common stock. With the issuance of the Initial Shares to Ener1 on January 3, 2002, all of our existing 25,000,000 authorized shares of common stock were either issued or reserved for issuance pursuant to outstanding options. On February 22, 2002, the Purchase Price was reduced by $200,000 to $1,000,000 (the “Adjusted Purchase Price”) because we did not meet certain stockholder equity targets for December 31, 2001. The $200,000 by which the Purchase Price was reduced was loaned to us by Ener1 and is payable to Ener1 on February 21, 2003.

      On March 11, 2002, we amended our Articles of Incorporation to increase the number of authorized shares of common stock to provide for the issuance of the Conversion Shares and the Escrow Shares, and such shares were issued to Ener1 on March 15, 2002.

      Of the Adjusted Purchase Price, $680,000 was paid to us on the January 3, 2002, and $200,000 was paid to us out of escrow on March 15, 2002. The remaining $120,000 of the Adjusted Purchase Price was released from escrow to us on April 10, 2002. The source of the $1,000,000 Adjusted Purchase Price was the working capital of Ener1.

      As a result of these transactions, Ener1 owns an aggregate of 47,126,416 shares, or 80.0%, of our issued and outstanding common stock.

PROPOSAL ONE:

Election of Directors

      Our board of directors currently consists of six members. Our board has nominated each of our current directors to stand for re-election for a new term expiring at the Annual Meeting of Shareholders in 2003, except for Mr. Wyatt who has determined not to stand for re-election. Detailed biographical and other information on each director is provided on page 2 of this proxy statement. Each nominee is willing and able to serve as a director of Inprimis. If any nominee becomes unable to serve before the annual meeting, an event that is not anticipated by our board of directors, the proxies may be voted for the election of another person as nominated by our board.

Nominees For Director	Positions and Offices Held with Us

Bernard A. Carballo	Director
Karl Gruns	Director
Peter Novak	Director
Michael Zoi	Director
Boris Zingarevitch	Director

      Our board of directors unanimously recommends a vote “FOR” the election of each of the nominees for director name above.

PROPOSAL TWO:

Amendment to Articles of Incorporation to Change Our Name to EnerNow, Inc.

      Our board of directors has proposed amending Article 1 of our Articles of Incorporation to change our name from “Inprimis, Inc.” to “EnerNow, Inc.” The Articles of Amendment to be filed with the Secretary of State of the State of Florida are included with this proxy statement as Exhibit B.

      Our board of directors unanimously recommends a vote “FOR” the approval of the amendment to our Articles of Incorporation changing our name to EnerNow, Inc.

PROPOSAL THREE:

Approval and Adoption of the EnerNow, Inc. 2002 Stock Participation Plan

General

      Our board of directors believes that our future growth and success depends, in large part, upon our ability to attract, motivate and retain competitively superior employees, and that stock option grants have been and will continue to be an important element in achieving this goal by furthering an alignment of participating employees’ interests with those of our shareholders, thereby promoting our long-term growth and profitability. Accordingly, effective April 15, 2002, our board of directors adopted our 2002 Stock Participation Plan (the “Plan”), a copy of which is attached as Exhibit C to this proxy statement. The purpose of the Plan is to provide an additional incentive to attract, motivate and retain persons with outstanding abilities and skills who provide important services to our company and upon whose efforts and judgment our success depends, by affording such persons the opportunity to benefit from rising values of our common stock.

      Our board of directors has unanimously approved, subject to approval by our shareholders, the adoption of the Plan and the reservation of 6,836,503 shares of common stock for issuance under the Plan, in order to ensure that a sufficient number of shares are available for issuance to current and newly-hired employees.

Summary of the 2002 Stock Participation Plan

      In furtherance of its purposes, the Plan authorizes the granting of incentive or nonqualified stock options to purchase our common stock to persons selected by the administrators of the Plan from a class of our employees, officers and consultants, including non-employees who render valuable contributions to our company.

      The Plan provides that it is to be administered by a committee or committees designated by our board of directors or, if a committee is not designated, then by the entire board.

      The Plan’s administrators in their sole discretion determine the persons to be awarded options, the number of shares subject to the options and the exercise price and other terms of the options. In addition, the Plan’s administrators have full power and authority to interpret the Plan, to establish, amend, and rescind any rules relating to the Plan, to prescribe the form of any agreement executed in connection with the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The acts of the Plan’s administrators are final, conclusive and binding upon all persons.

      If the Plan is approved, an aggregate of 6,836,503 shares of common stock will be reserved for issuance upon exercise of options granted under the Plan. The maximum number of shares subject to options granted in any one calendar year to our employees covered by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), is 1,500,000. The shares acquired upon exercise of options granted under the Plan are authorized and issued shares of common stock. Our shareholders have no preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Plan. If any option granted under the Plan expires or terminates for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for issuance under the Plan.

Certain Terms and Conditions

      All grants of options under the Plan must be evidenced by a written agreement between the company and the grantee. Such agreement must contain such terms and conditions as the Plan’s administrators prescribe, consistent with the Plan, including, without limitation, the number of shares, the exercise price, term and any restrictions on the exercisability of the options granted.

      Under the Plan, the option price per share of common stock may be any price determined by the Plan’s administrators at the time of grant; except that the option price of an incentive stock option granted under the Plan may not be less than the fair market value per share of common stock on the date of grant (or less than 110% of the fair market value for shareholders who own more than 10% of the company’s stock). The term

“fair market value” is defined under the Plan as the mean between the high and low sale prices of the common stock as reported on the OTC Bulletin Board on the last trading day immediately before the date of grant. The exercise price of an option may be paid in cash, by certified check, or by a combination of the foregoing. Cash payments will be used for general corporate purposes. The board of directors (or committee) may provide, but is not required to, that the exercise price of an option may be paid by (i) delivery of a promissory note, (ii) delivery of already owned shares of common stock having a fair market value equal to the exercise price, or (iii) cashless exercise whereby the option holder surrenders to us (or broker for immediate sale on our behalf) shares having a fair market value equal to the exercise price that would have otherwise been issued to the option holder upon the exercise of the option.

      To the extent the board of directors provides that the exercise price of an option may be paid by delivery of already owned shares of common stock having a fair market value equal to the exercise price, the use of already owned shares of common stock applies to payment for the exercise of an option in a single transaction and to the “pyramiding” of already owned shares in successive, simultaneous option exercises. In general, “pyramiding” permits an option holder to start with as little as one share of common stock and exercise an entire option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an option.

      No incentive stock option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution. Unless otherwise permitted by our board of directors, no nonqualified stock option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution The expiration date of an option is determined by the Plan’s administrators at the time of the grant, but in no event may an option be exercised after the expiration of 10 years from the date of grant (5 years in the case of shareholders who own more than 10% of our stock). Options are subject to a vesting schedule as determined by the board of directors (or an appropriate committee) at the time of grant. However, the Plan’s administrators may, in their sole discretion, accelerate the date on which any option may be exercised. The board of directors may provide, but is not require to, that each outstanding option will automatically become exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all our assets.

      Unless otherwise provided for by the Plan’s administrators, after the date on which an optionee’s employment is terminated by reason other than cause, death, or disability (as defined in the Plan), the unexercised portion of any vested options granted under the Plan shall be exercisable for 30 days after such termination and all unvested option shall expire on the date of such termination. Unless otherwise provided by the Plan’s administrators, the unexercised portion of any vested options granted under the Plan will automatically be terminated 6 months after the date on which an optionee’s employment is terminated by reason of disability, or one year if the termination is by reason of death. The unexercised portion of any vested options will automatically be terminated immediately on the date on which an optionee’s employment is terminated for “cause,” as defined in the Plan.

      To prevent certain types of dilution of the rights of a holder of an option, the Plan provides for appropriate adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, recapitalization, merger, reorganization or other capital adjustment. The board has discretion to make appropriate antidilution adjustments to outstanding options in the event of a merger, consolidation or other reorganization.

      The Plan will expire on the tenth anniversary of the effective date of the Plan, and any option outstanding on such date will remain outstanding until it expires or is exercised. Our board of directors may amend or terminate the Plan or any option at any time, without the approval of the shareholders, provided that any amendment may not adversely affect the rights of an optionee under an outstanding option without the optionee’s consent. No such amendment may, without approval of our shareholders increase the number of shares of common stock reserved for issuance under the Plan, or modify the requirements for eligibility to receive options under the Plan. In addition, shareholder approval is required for any amendment to the Plan if such shareholder approval is required by federal or state law.

Federal Income Tax Consequences

      The Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options

      An optionee granted a nonqualified stock option under the Plan will generally recognize, at the date of exercise of such option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of common stock subject to the nonqualified stock option. This taxable ordinary income will be subject to federal income tax withholding requirements, and we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable, and provided that either the employee includes that amount in his or her income, or we timely satisfy our reporting requirements with respect to that amount.

      If an optionee exercises a nonqualified stock option by delivering shares of our common stock, the optionee will not recognize gain or loss with respect to the exchange of such shares, even if the fair market value of those shares is different from the optionee’s tax basis. The optionee, however, will be taxed as described above with respect to the exercise of the nonqualified stock option as if he had paid the exercise price in cash, and we likewise generally will be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefore, the optionee’s tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his or her tax basis in the shares surrendered, and his or her holding period for such number of shares received will include the holding period for the shares surrendered. The optionee’s tax basis and holding period for the additional shares received on exercise of a nonqualified stock option paid for, in whole or in part, with shares will be the same as if the optionee had exercised the nonqualified stock option solely for cash.

Incentive Stock Options

      The Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. However, an employee who exercises an incentive stock option by delivering shares of common stock previously acquired pursuant to the exercise of an incentive stock option is treated as making a “disqualifying disposition” (as defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent “pyramiding” the exercise of an incentive stock option (i.e., the exercise of the incentive stock option for one share and the use of that share to make successive exercises of the incentive stock option until it is completely exercised) without the imposition of current income tax.

      If, subsequent to the exercise of an incentive stock option (whether paid for in cash or in shares), the optionee holds the shares received upon exercise for a period that exceeds two years from the date such incentive stock option was granted or, if later, one year from the date of exercise, the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss.

      In general, if, after exercising an incentive stock option, an employee disposes of the shares so acquired before the end of the required holding period (as described in the preceding paragraph), such optionee would be deemed to receive ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the shares, as of the date the incentive stock option was exercised, over the exercise price. Such an event is sometimes referred to as a “disqualifying disposition.” If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the optionee’s ordinary income would be limited to the gain (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

      The amount by which the fair market value of the shares of common stock acquired pursuant to the exercise of an incentive stock option exceeds the exercise price of such shares under such option generally will be treated as an item of adjustment included in the optionee’s alternative minimum taxable income for purposes of the alternative minimum tax for the year in which the option is exercised. If, however, there is a disqualifying disposition of the shares in the year in which the option is exercised, there will be no item of adjustment for purposes of the alternative minimum tax as a result of the exercise of the option with respect to those shares. If there is a disqualifying disposition in a year AFTER the year of exercise, the income on the disqualifying disposition will not be considered income for purposes of the alternative minimum tax in that subsequent year. The optionee’s tax basis for shares acquired pursuant to the exercise of an incentive stock option will be increased for purposes of determining his or her alternative minimum tax by the amount of the item of adjustment recognized with respect to such shares in the year the option was exercised.

      An income tax deduction is not allowed to the company with respect to the grant or exercise of an incentive stock option or the disposition, after the required holding period described above, of shares acquired upon exercise. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to us and is reasonable, and either the employee includes that amount in his or her income or the company timely satisfies its reporting requirements with respect to that amount.

      Our board of directors unanimously recommends a vote “FOR” the approval and adoption of the EnerNow, Inc. 2002 Stock Participation Plan.

PROPOSAL FOUR:

Approval and Adoption of the EnerNow, Inc. 2002 Non-Employee Director Stock Participation Plan

General

      Our board of directors believes that our future growth and success depends, in large part, upon our ability to attract, motivate and retain competitively superior non-employee directors, and that stock option grants have been and will continue to be an important element in achieving this goal by furthering an alignment of participating directors’ interests with those of our shareholders, thereby promoting our long-term growth and profitability. Accordingly, effective April 15, 2002, our board of directors adopted our 2002 Non-Employee Director Stock Participation Plan (the “Director Plan”), a copy of which is attached as Exhibit D to this proxy statement. The purpose of the Director Plan is to provide an additional incentive to attract, motivate and retain persons with outstanding abilities and skills who serve as directors of our company and upon whose efforts and judgment our success depends, by affording such persons the opportunity to benefit from rising values of our common stock.

      Our board of directors has unanimously approved, subject to approval by our shareholders, the adoption of the Director Plan and the reservation of 2,000,000 shares of common stock for issuance under the plan, in order to ensure that a sufficient number of shares are available for issuance to non-employee directors.

Summary of the 2002 Non-Employee Director Stock Participation Plan

      In furtherance of its purposes, the Director Plan provides for the automatic grant of nonqualified stock options to purchase 10,000 shares of our common stock to non-employee directors who are elected as directors after the effective date of the plan.

      The Director Plan provides that it is to be administered by a committee or committees designated by our board or, if a committee is not designated, then by the entire board.

      The Director Plan’s administrators in their sole discretion determine which non-employee directors are to be awarded options, the number of shares subject to the options and the exercise price and other terms of the options. However, non-employee directors who are elected to our board after the effective date of the Director Plan will receive an automatic grant of nonqualified stock options to purchase 10,000 shares of our common stock. In addition, the Director Plan’s administrators have full power and authority to interpret the Director Plan, to establish, amend, and rescind any rules relating to the Director Plan, to prescribe the form of any agreement or instrument executed in connection with the Director Plan, and to make all other determinations necessary or advisable for the administration of the Director Plan. The acts of the Director Plan’s administrators are final, conclusive and binding upon all persons.

      If the Director Plan is approved, an aggregate of 2,000,000 shares of common stock will be reserved for issuance upon exercise of options granted under the Director Plan. The shares acquired upon exercise of options granted under the Director Plan are authorized and issued shares of common stock. Our shareholders have no preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Director Plan. If any option granted under the Director Plan expires or terminates for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for issuance under the Plan.

Certain Terms and Conditions

      All grants of options under the Director Plan must be evidenced by a written agreement between the company and the grantee. Such agreement must contain such terms and conditions as the Director Plan’s administrators prescribe, consistent with the Director Plan, including, without limitation, the number of shares, the exercise price, term and any restrictions on the exercisability of the options granted.

      Under the Director Plan, the option price per share of common stock must be equal to the fair market value of the shares subject to such option on the date of grant. ). The term “fair market value” is defined under the Director Plan as the mean between the high and low sale prices of the common stock as reported on the OTC Bulletin Board on the last trading day immediately before the date of grant. The exercise price of an option may be paid in cash, by certified check, or by a combination of the foregoing. Cash payments will be used for general corporate purposes. The board of directors (or committee) may provide, but is not required to, that the exercise price of an option may be paid by delivery of (i) a promissory note, (ii) already owned shares of common stock having a fair market value equal to the exercise price, or (iii) cashless exercise whereby the option holder surrenders to us (or broker for immediate sale on our behalf) shares having a fair market value equal to the exercise price that would have otherwise been issued to the option holder upon the exercise of the option.

      To the extent the board of directors provides that the exercise price of an option may be paid by delivery of already owned shares of common stock having a fair market value equal to the exercise price, the use of already owned shares of common stock applies to payment for the exercise of an option in a single transaction and to the “pyramiding” of already owned shares in successive, simultaneous option exercises. In general, “pyramiding” permits an option holder to start with as little as one share of common stock and exercise an entire option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an option.

      Unless otherwise permitted by the board of directors, no option granted under the Director Plan is assignable or transferable, other than by will or by the laws of descent and distribution. The expiration date of an option is determined by the Director Plan’s administrators at the time of the grant, but in no event may an option be exercised after the expiration of 10 years from the date of grant. Options shall vest with respect to 3,334 shares on the first anniversary of the date of grant, and with respect to an additional 3,333 shares on each of the second and third anniversary of the date of grant. However, the Director Plan’s administrators may, in their sole discretion, accelerate the date on which any option may be exercised. The board of directors (or committee) may provide that each outstanding option will automatically become exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all our assets.

      Unless otherwise provided for by the plan’s administrators, after the date on which an optionee’s service as a director of our company is terminated by reason other than death, or disability (as defined in the Director Plan), the unexercised portion of any vested options granted under the Director Plan shall be exercisable for 30 days after such termination and all unvested option shall expire on the date of such termination. Unless otherwise provided by the Director Plan’s administrators, the unexercised portion of any vested options granted under the Director Plan will automatically be terminated six months after the date on which an optionee’s service as a director is terminated by reason of disability, or one year if the termination is by reason of death.

      To prevent certain types of dilution of the rights of a holder of an option, the Director Plan provides for appropriate adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, recapitalization, merger, reorganization or other capital adjustment. The board has discretion to make appropriate antidilution adjustments to outstanding options in the event of a merger, consolidation or other reorganization.

      The Director Plan will expire on the tenth anniversary of the effective date of the Director Plan, and any option outstanding on such date will remain outstanding until it expires or is exercised. Our board of directors may amend or terminate the Director Plan or any option at any time, without the approval of the shareholders, provided that any amendment may not adversely affect the rights of an optionee under an outstanding option without the optionee’s consent. No such amendment may, without approval of our shareholders, increase the number of shares of common stock reserved for issuance under the Director Plan or modify the requirements for eligibility to receive options under the Director Plan. In addition, shareholder approval is required for any amendment to the Director Plan if such shareholder approval is required by federal or state law.

Federal Income Tax Consequences

      The Director Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options

      For a discussion of the tax consequences with respect to non-qualified stock options see the discussion on non-qualified stock options under the Section Titled Federal Income Tax Consequences related to the 2002 Stock Participation Plan.

      Our board of directors unanimously recommends a vote “FOR” the approval and adoption of the EnerNow, Inc. 2002 Non-Employee Director Stock Participation Plan.

PROPOSAL FIVE:

Ratification of the Appointment of Kaufman, Rossin & Company as

Our Independent Auditors

      Our board of directors, upon recommendation of the Audit Committee, has approved the appointment of Kaufman, Rossin & Company LLP as our independent public accountants for the year ending December 31, 2002. Kaufman, Rossin & Company LLP began serving us in this capacity in March 2002. A representative of Kaufman, Rossin & Company LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions. The representative also will be afforded an opportunity to make a statement, if he or she desires to do so.

      On January 23, 2001, Deloitte & Touche LLP resigned as independent certified public accountants for our Company.

      Deloitte & Touche’s report on the consolidated financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion and was not modified as to audit scope or accounting principles; however, the report for the year ended December 31, 2000 contained an explanatory paragraph relating to substantial doubt regarding the uncertainty of our ability to continue as a going concern.

      Further, in connection with its audits of our consolidated financial statements for years ended December 31, 2000 and 1999, and the subsequent interim periods immediately preceding the date of Deloitte & Touche’s resignation, we had no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on our consolidated financial statements.

      On March 5, 2002, we appointed Kaufman, Rossin & Co. as the independent accounting firm to audit Inprimis’ financial statements for the year ended December 31, 2001.

      Our board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Kaufman, Rossin & Company LLP as independent public accountants for us and our subsidiaries for the year ending December 31, 2002.

ANNUAL REPORT ON FORM 10-K

      The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, is available to shareholders who make written request therefor to our Investor Relations Department, 1601 Clint Moore Road, Boca Raton, Florida 33487. Copies of exhibits and basic documents filed with that report or referenced therein will be finished to shareholders of record upon request.

SHAREHOLDER PROPOSALS

      The deadline for submission of shareholder proposals pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the company’s proxy statement for the 2003 Annual Meeting of Shareholders is December 18, 2002. Additionally, we must receive notice of any shareholder proposal to be submitted at the 2003 Annual Meeting of Shareholders (but not required to be included in our proxy statement) by March 3, 2003, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

OTHER MATTERS

      The board of directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the annual meeting it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the company.

EXHIBIT A

Inprimis, Inc.

Audit Committee Charter

Membership

      The audit committee will be composed of not less than three members of the board. They will be selected by the board, taking into account prior experience in matters to be considered by the committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.

      All of the members will be directors independent of management and free from relationships that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member.

      No officers or employees of the company or its subsidiaries will serve on the committee. The committee will meet at least two times each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

Actions of the Committee

      The committee’s activities will include the following actions:

•	Oversight of the financial statements and relations with the independent auditors

l	Instruct the independent auditors that the board of directors is the client in its capacity as the shareholders’ representative

l	Expect the independent auditors to meet with the board of directors at least annually so the board has a basis on which to recommend the independent auditors’ appointment to the shareholders or to ratify its selection of the independent auditors.

l	Request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditors’ independence.

l	Review with management and the independent auditor the quarterly financial information prior to the Company’s filing of Form 10-Q. This review may be performed by the committee or by the chairperson.

l	Expect financial management and the independent auditors to analyze significant financial report issues and practices on a timely basis.

l	Expect financial management and the independent auditors to discuss with the audit committee:

•	qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable.

•	aggressiveness or conservatism of accounting principles and financial estimates.

l	Expect the independent auditors to provide the audit committee with:

•	independent judgments about the appropriateness of the company’s current or proposed accounting principles and whether current or proposed financial disclosures are clear.

A-1

•	views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used.

•	reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.

•	reasons for accepting or questioning significant estimates made by management.

•	views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the company.

•	Actions taken on the board’s behalf that require board notification but not board approval:

l	Review and approve the scope of the company’s audit as recommended by the independent auditors and the president.

l	Review and approve the scope of the company’s annual pension plan audit.

l	Answer questions raised by shareholders during an annual shareholders’ meeting on matters relating to the committee’s activities if asked to do so by the board of directors’ chairperson.

•	Matters requiring the committee’s review and study before making a recommendation for the board of directors’ action:

l	Appointment of the independent auditors.

l	Implementation of major accounting policy changes.

l	SEC registration statements to be signed by the board of directors.

•	Matters requiring the committee’s review and study before providing summary information to the board of directors:

l	Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and the American Institute of Certified Public Accountants (AICPA) or by comparable bodies outside the U.S.

l	The independent auditors’ assessment of the strengths and weaknesses of the company’s financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements.

l	Gaps and exposures in insurance programs.

l	Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of the NASDAQ stock exchange.

A-2

EXHIBIT B

FORM OF

ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORATION

OF

INPRIMIS, INC.

a Florida Corporation

      Pursuant to the Florida Business Corporation Act, Article I of the Articles of Incorporation of INPRIMIS, INC., a Florida corporation (the “Corporation”), is amended to read as follows:

ARTICLE I — Name

      The name of the Corporation is EnerNow, Inc.

      In accordance with Section 607.0123(1)(b) of the Florida Business Corporation Act, this Amendment shall be effective upon its filing with the Florida Department of State.

      The foregoing Amendment to the Articles of Incorporation of the Corporation was unanimously adopted and approved by the Corporation’s Board of Directors at a meeting of all of the Directors, held on            , 2002 and was approved by the Corporation’s Shareholders at a meeting of the Shareholders of the Corporation, held on May 6, 2002, with the number of votes cast for such Amendment being sufficient for approval, in accordance with the applicable provisions of the Florida Business Corporation Act.

      IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment this                day of            , 2002.

INPRIMIS, INC.

By:

Larry L. Light, President

B-1

EXHIBIT C

ENERNOW, INC.

2002 STOCK PARTICIPATION PLAN

1.     ESTABLISHMENT, EFFECTIVE DATE AND TERM

      EnerNow, Inc., a Florida corporation (“Issuer”) hereby establishes the “EnerNow, Inc. 2002 Stock Participation Plan.” The effective date of the Plan shall be                           , 2002 (the “Effective Date”), which is the date that the Plan was approved and adopted by the Board, subject to approval of the Plan by the shareholders of the Issuer. Unless earlier terminated pursuant to Section 9 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Exhibit 1 attached hereto.

2.     PURPOSE

      The purpose of the Plan is to advance the interests of Issuer by allowing the Issuer to attract, retain and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in Issuer and incentives to expend maximum effort for the growth and success of Issuer and Issuer’s subsidiaries.

3.     ELIGIBILITY

      Options may be granted under the Plan to any Eligible Individual, provided that Incentive Stock Options may only be granted to Section 424 Employees.

4.     ADMINISTRATION

      (a) Board. The Plan shall be administered by the Board, which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Option granted or any Option Agreement entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan, any Option granted or any Option Agreement entered into hereunder. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Board shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any Option under the Plan.

      (b) Committees. The Board may, in its sole discretion, from time to time appoint one or more Committees to perform such functions with respect to the Plan as it may determine. Without limiting the foregoing, the Board may provide that the role of the Committees shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committees all functions related to the administration of the Plan. The Board may add or remove members and fill vacancies on the Committees or abolish Committees from time to time. The majority vote of a Committee, or acts reduced to or approved in writing by a majority of the members of a Committee, shall be the valid acts of the Committee. The Board shall appoint an Outside Director Committee.

      (c) No Liability. No member of the Board or of the Committees shall be liable for any action or determination made in good faith with respect to the Plan, any Option granted or any Option Agreement entered into hereunder.

5.     COMMON STOCK

      The capital stock of the Issuer that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock. Such shares may be treasury shares or authorized but unissued shares. The total

number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall be                (               ) shares, subject to adjustment as provided in the Plan. If any Option expires, terminates, or is canceled for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

6.     OPTIONS

      (a) Type of Options. Each Option granted under the Plan may be designated by the Board, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Board. In the absence of any designation, Options granted under the Plan will be deemed to be Non-qualified Stock Options.

      (b) Grant of Options. Subject to the terms and conditions of the Plan, the Board may from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Board may determine, Options to purchase such number of shares of Common Stock on such terms and conditions as the Board may determine. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted. Any Option granted to a Covered Employee shall be made by the Outside Director Committee, and the maximum number of shares of Common Stock subject to Options that may be granted during any calendar year under the Plan to any Covered Employee shall be one million five hundred thousand (1,500,000).

      (c) Option Agreements. All Options granted pursuant to the Plan must be evidenced by an Option Agreement. Option Agreements may contain different terms; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

      (d) Exercise Price. Subject to the limitations set forth in this Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Board and stated in each Option Agreement.

      (e) Limitations on Option Period. Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Option Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Board may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

      (f) Limitations on Incentive Stock Options. Notwithstanding any other provisions of this Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to this Plan.

(i) Section 424 Employees Only. Incentive Stock Options may only be granted to Section 424 Employees. Subject to the terms and conditions of this Plan and the Option Agreement (including all vesting provisions and option periods), any and all Incentive Stock Options which an employee fails to exercise within 90 days after the date said employee ceases to be a Section 424 Employee for reason other than death of Disability shall automatically be classified as Non-qualified Stock Options to the extent that said Options otherwise have not been terminated.

(ii) Limitation on Grants. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall be treated as Non-qualified Stock Options.

(iii) Minimum Exercise Price. In no event may the Exercise Price of an Incentive Stock Option be less than 100 percent of the aggregate Fair Market Value as of the Grant Date of the total number of shares of Common Stock that are subject to such Option.

(iv) Ten Percent Shareholder. Notwithstanding any other provision of this Plan to the contrary, in the case of Incentive Stock Options granted to an individual who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Issuer, such Incentive Stock Options (i) must have an Exercise Price that is at least 110 percent of the aggregate Fair Market Value as of the Grant Date of the total number of shares of Common Stock that are subject to such Option, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

      (g) Vesting Schedule and Condition. No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Option Agreement relating thereto. Notwithstanding the foregoing, any vesting requirement or other condition on the exercise of an Option may be rescinded, modified or waived by the Board at any time in its sole discretion so as to permit the exercise of the Option at such time as the Board may determine.

      (h) Exercise. When the conditions to the exercise of an Option have been satisfied, the Optionee may exercise the Option only in accordance with the following provisions. The Optionee shall deliver to the Issuer a written notice stating that the Optionee is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in this Plan. Said notice must be delivered to the Issuer at its principal office and addressed to the attention of the Issuer’s Stock Option Administrator. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. An attempt to exercise any Option granted hereunder other than as set forth in this Plan shall be invalid and of no force and effect.

      (i) Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by certified or cashier’s check. Notwithstanding the foregoing, the Board may, in its sole and absolute discretion and to the extent permitted by applicable law, permit such payment to be made by one of the following methods or in any combination thereof as it may determine:

(i) by the delivery of a promissory note of the Optionee to Issuer on such terms as the Board shall specify in its sole and absolute discretion;

(ii) through the delivery to Issuer of shares of Common Stock previously owned by the Optionee for the requisite period necessary to avoid a charge to the Issuer’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Board may require the Optionee to furnish an opinion of counsel acceptable to the Board to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act;

(iii) if the Issuer is a Public Company at the time of exercise, through a “cashless exercise sale and remittance procedure” pursuant to which the Optionee shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Board to effect the immediate sale of the purchased shares and remit to the Issuer, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Issuer by reason of such exercise and (2) to the Issuer to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or

(iv) through a “cashless exercise withholding procedure” pursuant to which the Issuer shall withhold a sufficient number of shares of Common Stock otherwise issuable to the Optionee upon exercise of the Option so that the Fair Market Value of such withheld shares at such time will equal the sum of the aggregate Exercise Price of the shares of Common Stock delivered to the Optionee and withheld by the Company, plus all applicable Federal, state and local income and employment taxes required to be withheld by the Issuer by reason of such exercise.

      (j) Issuance of Certificates. The Issuer shall deliver to the Optionee a certificate evidencing his ownership of shares of Common Stock issued pursuant to the exercise of an Option as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. An Optionee shall not have any of the rights of a shareholder with respect to Option Stock prior to satisfaction of all conditions relating to the issuance of such Option Stock, and, except as expressly provided in this Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

      (k) Use of Proceeds. The proceeds received by Issuer from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of Issuer.

      (l) Transferability.

(i) Incentive Stock Options. An Optionee may not Transfer an Incentive stock Option other than by will or the laws of descent and distribution. Incentive Stock Options may be exercised during the Optionee’s lifetime only by the Optionee.

(ii) Transferability of Non-qualified Stock Options. Unless otherwise expressly permitted by the Board in its sole and absolute discretion, an Optionee may not Transfer a Non-qualified Stock Option other than by will or the laws of descent and distribution.

(iii) Transfers in Violation Void. Any purported Transfer of an Option in contravention of the provisions of this Plan shall have no force or effect and shall be null and void, and the purported transferee of such Option shall not acquire any rights with respect to such Option.

(iv) Certain Gratuitous Transfers. Without limiting the foregoing provisions, the Board may in its sole and absolute discretion permit the Transfer of a Non-qualified Stock Option without payment of consideration to a member of the Optionee’s immediate family or to a trust or partnership whose beneficiaries are members of the Optionee’s immediate family. In such case, said Non-qualified Stock Option shall be exercisable only by the transferee approved of by the Board. For purposes of this provision, an Optionee’s “immediate family” shall mean the Optionee’s spouse, children and grandchildren.

      (m) Termination of Employment, Death or Disability. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of an Optionee with Company, the provisions of this Section 6(m) shall apply. Notwithstanding anything to the contrary, the Board may provide, in its sole and absolute discretion, that following the termination of employment or service of an Optionee with the Company for any reason other than for Cause, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 6(e) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 6(g) above.

(i) General. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of an Optionee with Company, other than by reason of Cause, death or Disability of such Optionee, any Option granted to such Optionee which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed thirty (30) days after such termination. Upon such termination the Optionee’s unvested Options shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such unvested Option. Notwithstanding the provisions of this Section 6(m), the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with Company (for any reason), an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 6(e) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 6(g). Unless otherwise determined by the Board, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.

(ii) Cause. Upon termination of the employment or other service of an Optionee with the Company for Cause, any Option granted to the Optionee shall expire immediately and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such Options.

(iii) Disability. Unless otherwise provided in an Option Agreement, upon a the termination the employment or other service of an Optionee with the Company by reason of Disability, the Optionee shall have the right, at any time within a period not to exceed six (6) months after the date of such Optionee’s termination and prior to termination of the Option pursuant to Section 6(e) above, to exercise, in whole or in part, any portion of the vested Option held by such Optionee upon such termination. Upon such termination the Optionee’s unvested Options shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such unvested Option except as otherwise provided by the Board.

(iv) Death. Unless otherwise provided in an Option Agreement, upon a the termination the employment or other service of an Optionee with the Company by reason of death, Optionee’s estate or the devisee named in the Optionee’s valid last will and testament or the Optionee’s heir at law who inherits the Option (whichever is applicable) has the right, at any time within a period not to exceed one (1) year after the date of such Optionee’s death and prior to termination of the Option pursuant to Section 6(e) above, to exercise, in whole or in part, any portion of the vested Option held by such Optionee upon such termination. Upon such termination the Optionee’s unvested Options shall expire and Optionee’s estate, devisee or heir at law (whichever is applicable) shall have no further right to purchase shares of Common Stock pursuant to such unvested Option except as otherwise provided by the Board.

7.	RECAPITALIZATION, REORGANIZATIONS, CHANGE IN CONTROL
AND OTHER CORPORATE EVENTS

      (a) Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Issuer by reason of any recapitalization, reclassification, reorganization (other than as described in Section 10(b) below), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Issuer or other increase or decrease in such shares effected without receipt of consideration by Issuer occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Board (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Options granted under the Plan, and (iii) in the Exercise Price per share of outstanding Options granted under the Plan.

      (b) Reorganization. Unless otherwise provided in an Option Agreement, in the event of a Reorganization of Issuer, the Board may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Options may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) some or all outstanding Options shall terminate upon a Reorganization, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part, or (iii) terminate all options in exchange for a cash payment equal to the excess of the Fair Market Value of the share subject to the Options (to the extent then exercisable) over the Exercise Price thereof. In the event that the Board does not terminate an Option upon a Reorganization of Issuer then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization.

      (c) Change in Control. Unless otherwise provided in an Option Agreement, in the event of a Change in Control of Issuer, the Board may, in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Options may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) some or all outstanding Options shall terminate, provided however, that Optionee shall have the right for a reasonable period as the Board in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part, or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the share subject to the Options (to the extent then exercisable) over the Exercise Price thereof.

      (d) Change in Status of Parent or Subsidiary. Unless otherwise provided in an Option Agreement, in the event of a Change in Control or Reorganization of a parent or a subsidiary, or in the event that a parent or subsidiary ceases to be a “parent corporation” or “subsidiary corporation” as defined in and in accordance with Section 424 of the Code, the Board may, in its sole and absolute discretion, (i) provide on a case by case basis that some or all outstanding Options held by an Optionee employed by or performing service for such parent or subsidiary may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) treat the employment or other services of an Optionee employed by such parent or subsidiary as terminated (and such Optionee shall have the right to exercise his or her Options in accordance with Section 6 of the Plan) if such Optionee is not employed by Issuer or any parent or subsidiary immediately after such event. For purposes of this Section, the Board or Committee shall determine whether an entity is a parent or subsidiary, in its sole and absolute discretion

      (e) Dissolution or Liquidation. Upon the dissolution or liquidation of Issuer, the Plan shall terminate and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 10(e), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 6(g) above.

      (f) Adjustments. Adjustments under this Section 7 related to stock or securities of Issuer shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

      (g) No Limitations. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of Issuer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

8.     REQUIREMENTS OF LAW

      (a) Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

      (b) Registration. At the time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or Optionee’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or Optionee’s heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Company in its sole discretion. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

      (c) Withholding. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person’s wages or compensation due to such person, or (iv) requiring the Optionee to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

      (d) Governing Law. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

9.     AMENDMENT AND TERMINATION OF THE PLAN

      The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Options have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of Issuer at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and By-Laws of Issuer shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Options under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Options that are granted under the Plan (except as permitted under Section 7 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 7 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

10.     DISCLAIMER OF RIGHTS

      No provision in the Plan, any Option granted or any Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Option holder, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Option shall not be deemed for any purpose to be a shareholder of Issuer with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 7 hereof.

11.     NONEXCLUSIVITY OF THE PLAN

      The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

12.     SEVERABILITY

      If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

13.     NOTICES

      Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Issuer, to its principal place of business, attention: Stock Option Administrator, and if to the holder of an Option, to the address as appearing on the records of the Company.

EXHIBIT 1

Definitions Section

      “Board” means the Board of Directors of Issuer.

      “Cause” means (i) failure or refusal of the Optionee to perform the duties and responsibilities that the Company requires to be performed by him, (ii) gross negligence or willful misconduct by the Optionee in the performance of his duties, (iii) commission by the Optionee of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Optionee’s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company. Notwithstanding the above, if an Optionee and the Company have entered into an employment or consulting agreement which defines the term “Cause” for purposes of such employment or consulting agreement, “Cause” shall be defined pursuant to the definition in such employment or consulting agreement with respect to such Optionee’s Options. The Board shall determine whether Cause exists for purposes of this Plan.

      “Company” means the Issuer and all entities whose financial statements are required to be consolidated with the financial statements of the Issuer pursuant to United States generally accepted accounting principles.

      “Change in Control” shall be deemed to occur if any Person shall acquire direct or indirect beneficial ownership (whether as a result of stock ownership, revocable or irrevocable proxies or otherwise) of securities of an entity, pursuant to one or more transactions, such that after consummation and as a result of such transaction, such Person has direct or indirect beneficial ownership of 50% or more of the total combined voting power with respect to the election of directors of the issued and outstanding securities of such entity.

      “Committees” shall mean the committees appointed by the Board pursuant to Section 4(b) herein.

      “Common Stock” means common stock, with $.01 par value per share, of the Issuer.

      “Covered Employee” means a “covered employee” as defined in Section 162(m)(3) of the Code.

      “Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

      “Effective Date” shall have the meaning ascribed thereto in Section 1.

      “Eligible Individual” shall mean any employee, officer, or consultant of the Company, as determined by the Board from time to time on the basis of their importance to the business of the Issuer.

      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      “Exercise Price” means the purchase price of each share of Common Stock subject to an Option.

      “Fair Market Value” shall mean, if the Common Stock is then listed on any national securities exchange, the mean between the high and low sales price, if any, on such exchange on the last trading day immediately prior to the Grant Date, or if none, shall be determined by taking a weighted average of the means between the highest and lowest sales price on the nearest date before and the nearest date after the Grant Date in accordance with Treasury Regulations Section 25.2512-2; provided, however, that when granting Incentive Stock Options, the Board shall determine fair market value in accordance with the provisions of Section 422 of the Code. If the Common Stock is not listed on any such exchange, the fair market value shall be the mean between the high and low sales price, if any, as reported in the National Association of Securities Dealers Automated Quotation System National Market System (“NASDAQ/NMS”) for the last trading day immediately prior to the Grant Date, or if none, shall be determined by taking a weighted average of the means between the highest and lowest sales price on the nearest date before and the nearest date after the Grant Date in accordance with Treasury Regulations Section 25.2512-2. If the Common Stock is not then either listed on any such exchange or quoted in NASDAQ/NMS, the Fair Market Value shall be the mean between the high and low sales price of our common stock as reported by the OTC Bulletin Board for the trading day immediately preceding the Grant Date, or if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the Grant Date in accordance with Treasury Regulations Section 25.2512-2. If the Fair Market Value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

      “Grant Date” means the date on which an Option is granted to an Eligible Individual.

      “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

      “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

      “Issuer” means EnerNow, Inc, a Florida corporation.

      “Non-qualified Stock Option” means a non-qualified stock option which is not intended to meet the requirements of Code Section 422.

      “Option” shall mean an option to purchase Common Stock granted pursuant to Section 6.

      “Option Agreement” means a written agreement, executed by Issuer and by the Optionee, in such forms as the Board shall determine, which sets forth the terms of an Option grant.

      “Optionee” shall mean an Eligible Individual to whom an Option is granted to pursuant to the terms of the Plan.

      “Outside Director Committee” means a Committee consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, and as an “outside director” for purposes of Code Section 162(m)

      “Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or Subsidiary, and “beneficial ownership” shall be determined in accordance with Rule 13d-3 under the Exchange Act.

      “Plan” means the EnerNow, Inc. 2002 Stock Participation Plan.

      “Public Company” means a “publicly held corporation” as defined in Section 162(m)(2) of the Code.

      “Reorganization” of an entity shall be deemed to occur if such entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if Issuer, or any entity whose financial statements are required to be consolidated with the financial statements of the Issuer pursuant to United States generally accepted accounting principles is the surviving entity.

      “Section 424 Employee” means an employee of the Issuer or any “subsidiary corporation” of the Issuer or “parent corporation” of the Issuer, as such terms are defined in and in accordance with Code Section 424. The term Section 424 Employees also includes employees of a corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies.

      “Transfer” means to assign, encumber, pledge, transfer, gift, bequest or otherwise dispose in any way whatsoever.

EXHIBIT D

ENERNOW, INC.

2002 NON-EMPLOYEE DIRECTOR STOCK PARTICIPATION PLAN

1.     ESTABLISHMENT, EFFECTIVE DATE AND TERM

      EnerNow, Inc., a Florida corporation (“Issuer”) hereby establishes the “EnerNow, Inc. 2002 Non-Employee Stock Participation Plan.” The effective date of the Plan shall be                           , 2002 (the “Effective Date”), which is the date that the Plan was approved and adopted by the Board, subject to approval of the Plan by the shareholders of the Issuer. Unless earlier terminated pursuant to Section 9 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Exhibit 1 attached hereto.

2.     PURPOSE

      The purpose of the Plan is to advance the interests of Issuer by allowing the Issuer to attract, retain and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in Issuer and incentives to expend maximum effort for the growth and success of Issuer and Issuer’s subsidiaries.

3.     ELIGIBILITY

      Options may be granted under the Plan to any Eligible Individual.

4.     ADMINISTRATION

      (a) Board. The Plan shall be administered by the Board, which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Option granted or any Option Agreement entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan, any Option granted or any Option Agreement entered into hereunder. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Board shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any Option under the Plan.

      (b) Committees. The Board may, in its sole discretion, from time to time appoint one or more Committees to perform such functions with respect to the Plan as it may determine. Without limiting the foregoing, the Board may provide that the role of the Committees shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committees all functions related to the administration of the Plan. The Board may add or remove members and fill vacancies on the Committees or abolish Committees from time to time. The majority vote of a Committee, or acts reduced to or approved in writing by a majority of the members of a Committee, shall be the valid acts of the Committee.

      (c) No Liability. No member of the Board or of the Committees shall be liable for any action or determination made in good faith with respect to the Plan, any Option granted or any Option Agreement entered into hereunder.

5.     COMMON STOCK

      The capital stock of the Issuer that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock. Such shares may be treasury shares or authorized but unissued shares. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall be two million (2,000,000) shares, subject to adjustment as provided in the Plan. If any Option expires, terminates, or is canceled for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

6.     OPTIONS

      (a) Type of Options. All Options granted under the Plan shall be Non-qualified Stock Option.

      (b) Grant of Options. Subject to the terms and conditions of the Plan, the Board may from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Board may determine, Options to purchase such number of shares of Common Stock on such terms and conditions as the Board may determine. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted.

      (c) Automatic Grants. Subject to the availability of shares of Common Stock under the Plan, each person who is first elected as a member of the Board after the Effective Date during the term of the Plan and who is not an employee or officer of the Issuer on the date of such election shall be automatically granted an option to purchase 10,000 shares of Common Stock.

      (d) Option Agreements. All Options granted pursuant to the Plan must be evidenced by an Option Agreement. Option Agreements may contain different terms; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

      (e) Exercise Price. The Exercise Price of an Option shall be the Fair Market Value of the shares of Common Stock subject to the Option on the Grant Date.

      (f) Limitations on Option Period. Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Option Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Board may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

      (g) Vesting Schedule and Condition. Options granted under the Plan shall not be exercisable until they become vested. Options granted under the Plan shall vest in the Optionee and thus become exercisable, in accordance with the following schedules provided that the Optionee has continuously served as a member of the Board through such vesting date:

	Incremental Number of
	Shares for which Option will	Cumulative Number of Shares for
Date of Vesting	be Exercisable	which Option will be Exercisable

On the first anniversary of the Grant Date	3,334	3,334
On the second anniversary of the Grant Date	3,333	6,667
On the third anniversary of the Grant Date	3,333	10,000

      (h) Exercise. When the conditions to the exercise of an Option have been satisfied, the Optionee may exercise the Option only in accordance with the following provisions. The Optionee shall deliver to the Issuer a written notice stating that the Optionee is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in this Plan. Said notice must be delivered to the Issuer at its principal office and addressed to the attention of the Issuer’s Stock Option Administrator. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 250 shares or the maximum number of shares available for purchase under the Option at the time of exercise. An attempt to exercise any Option granted hereunder other than as set forth in this Plan shall be invalid and of no force and effect.

      (i) Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by certified or cashier’s check. Notwithstanding the foregoing, the Board may, in its sole and absolute discretion and to the extent permitted by applicable law, permit such payment to be made by one of the following methods or in any combination thereof as it may determine:

(i) by the delivery of a promissory note of the Optionee to Issuer on such terms as the Board shall specify in its sole and absolute discretion;

(ii) through the delivery to Issuer of shares of Common Stock previously owned by the Optionee for the requisite period necessary to avoid a charge to the Issuer’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Board may require the Optionee to furnish an opinion of counsel acceptable to the Board to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act;

(iii) if the Issuer is a Public Company at the time of exercise, through a “cashless exercise sale and remittance procedure” pursuant to which the Optionee shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Board to effect the immediate sale of the purchased shares and remit to the Issuer, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Issuer by reason of such exercise and (2) to the Issuer to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or

(iv) through a “cashless exercise withholding procedure” pursuant to which the Issuer shall withhold a sufficient number of shares of Common Stock otherwise issuable to the Optionee upon exercise of the Option so that the Fair Market Value of such withheld shares at such time will equal the sum of the aggregate Exercise Price of the shares of Common Stock delivered to the Optionee and withheld by the Issuer, plus all applicable Federal, state and local income and employment taxes required to be withheld by the Issuer by reason of such exercise.

      (j) Issuance of Certificates. The Issuer shall deliver to the Optionee a certificate evidencing his ownership of shares of Common Stock issued pursuant to the exercise of an Option as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. An Optionee shall not have any of the rights of a shareholder with respect to Option Stock prior to satisfaction of all conditions relating to the issuance of such Option Stock, and, except as expressly provided in this Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

      (k) Use of Proceeds. The proceeds received by Issuer from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of Issuer.

      (l) Transferability

(i) Transferability of Options. Unless otherwise expressly permitted by the Board in its sole and absolute discretion, an Optionee may not Transfer an Option other than by will or the laws of descent and distribution.

(ii) Transfers in Violation Void. Any purported Transfer of an Option in contravention of the provisions of this Plan shall have no force or effect and shall be null and void, and the purported transferee of such Option shall not acquire any rights with respect to such Option.

(iii) Certain Gratuitous Transfers. Without limiting the foregoing provisions, the Board may in its sole and absolute discretion permit the Transfer of an Option without payment of consideration to a member of the Optionee’s immediate family or to a trust or partnership whose beneficiaries are members of the Optionee’s immediate family. In such case, said Non-qualified Stock Option shall be exercisable only by the transferee approved of by the Board. For purposes of this provision, an Optionee’s “immediate family” shall mean the Optionee’s spouse, children and grandchildren.

      (m) Termination of Services, Death or Disability. Unless otherwise provided in an Option Agreement, if an Optionee’s service as a director of the Issuer terminates, the provisions of this Section 6(m) shall apply. Notwithstanding anything to the contrary, the Board may provide, in its sole and absolute discretion, that following the cessation of Optionee’s service as a director of the Issuer for any reason, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of service and prior to termination of the Option pursuant to Section 6(e) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 6(g) above.

(i) General. Unless otherwise provided in an Option Agreement, if an Optionee’s service as a director of the Issuer terminates, other than by reason of death or Disability of such Optionee, any Option granted to such Optionee which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed thirty (30) days after such termination. Upon such termination the Optionee’s unvested Options shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such unvested Option. Notwithstanding the provisions of this Section 6(m), the Board may provide, in its discretion, that following the termination of service of an Optionee with Issuer (for any reason), an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of service and prior to termination of the Option pursuant to Section 6(e) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 6(g). Unless otherwise determined by the Board, temporary absence from service because of illness, vacation, approved leaves of absence, military service and transfer of service shall not constitute a termination of service with the Issuer.

(ii) Disability. Unless otherwise provided in an Option Agreement, if an Optionee’s service as director of the Issuer terminates by reason of Disability, the Optionee shall have the right, at any time within a period not to exceed six (6) months after the date of such Optionee’s termination and prior to termination of the Option pursuant to Section 6(e) above, to exercise, in whole or in part, any portion of the vested Option held by such Optionee upon such termination. Upon such termination the Optionee’s unvested Options shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such unvested Option except as otherwise provided by the Board.

(iii) Death. Unless otherwise provided in an Option Agreement, if an Optionee’s service as director of the Issuer terminates by reason of death, Optionee’s estate or the devisee named in the Optionee’s valid last will and testament or the Optionee’s heir at law who inherits the Option (whichever is applicable) has the right, at any time within a period not to exceed one (1) year after the date of such Optionee’s death and prior to termination of the Option pursuant to Section 6(e) above, to exercise, in whole or in part, any portion of the vested Option held by such Optionee upon such termination. Upon such termination the Optionee’s unvested Options shall expire and Optionee’s estate, devisee or heir at law (whichever is applicable) shall have no further right to purchase shares of Common Stock pursuant to such unvested Option except as otherwise provided by the Board.

7.	RECAPITALIZATION, REORGANIZATIONS, CHANGE IN CONTROL AND OTHER
CORPORATE EVENTS

      (a) Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Issuer by reason of any recapitalization, reclassification, reorganization (other than as described in Section 10(b) below), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Issuer or other increase or decrease in such shares effected without receipt of consideration by Issuer occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Board (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Options granted under the Plan, and (iii) in the Exercise Price per share of outstanding Options granted under the Plan.

      (b) Reorganization. Unless otherwise provided in an Option Agreement, in the event of a Reorganization of Issuer, the Board may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Options may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) some or all outstanding Options shall terminate upon a Reorganization, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part, or (iii) terminate all options in exchange for a cash payment equal to the excess of the Fair Market Value of the share subject to the Options (to the extent then exercisable) over the Exercise Price thereof. In the event that the Board does not terminate an Option upon a Reorganization of Issuer then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization.

      (c) Change in Control. Unless otherwise provided in an Option Agreement, in the event of a Change in Control of Issuer, the Board may, in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Options may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) some or all outstanding Options shall terminate, provided however, that Optionee shall have the right for a reasonable period as the Board in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part, or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the share subject to the Options (to the extent then exercisable) over the Exercise Price thereof.

      (d) Dissolution or Liquidation. Upon the dissolution or liquidation of Issuer, the Plan shall terminate and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 7(d), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 6(g) above.

      (e) Adjustments. Adjustments under this Section 7 related to stock or securities of Issuer shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

      (f) No Limitations. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of Issuer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

8.     REQUIREMENTS OF LAW

      (a) Violations of Law. The Issuer shall not be required to sell or issue any shares of Common Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Issuer of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Issuer shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

      (b) Registration. At the time of any exercise of any Option, the Issuer may, if it shall determine it necessary or desirable for any reason, require the Optionee (or Optionee’s heirs, legatees or legal representa-

tive, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Issuer a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or Optionee’s heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Issuer determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Issuer in its sole discretion. The Issuer shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

      (c) Withholding. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Issuer is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Issuer for the amount the Issuer is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Issuer for the amount it is required to so withhold, (iii) withholding the amount due from any such person’s wages or compensation due to such person, or (iv) requiring the Optionee to pay the Issuer cash in the amount the Issuer is required to withhold with respect to such taxes.

      (d) Governing Law. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

9.     AMENDMENT AND TERMINATION OF THE PLAN

      The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Options have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of Issuer at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and By-Laws of Issuer shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Options under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Options that are granted under the Plan (except as permitted under Section 7 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 7 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

10.     DISCLAIMER OF RIGHTS

      No provision in the Plan, any Option granted or any Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Issuer or to interfere in any way with the right and authority of the Issuer either to increase or decrease the compensation of any individual, including any Option holder, at any time, or to terminate any relationship between any individual and the Issuer. A holder of an Option shall not be deemed for any purpose to be a shareholder of Issuer with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 7 hereof.

11.     NONEXCLUSIVITY OF THE PLAN

      The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

12.     SEVERABILITY

      If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

13.     NOTICES

      Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Issuer, to its principal place of business, attention: Stock Option Administrator, and if to the holder of an Option, to the address as appearing on the records of the Issuer.

EXHIBIT 1

Definitions Section

      “Board” means the Board of Directors of Issuer.

      “Change in Control” shall be deemed to occur if any Person shall acquire direct or indirect beneficial ownership (whether as a result of stock ownership, revocable or irrevocable proxies or otherwise) of securities of an entity, pursuant to one or more transactions, such that after consummation and as a result of such transaction, such person has direct or indirect beneficial ownership of 50% or more of the total combined voting power with respect to the election of directors of the issued and outstanding securities of such entity.

      “Committees” shall mean the committees appointed by the Board pursuant to Section 4(b) herein.

      “Common Stock” means common stock, with $.01 par value per share, of the Issuer.

      “Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

      “Effective Date” shall have the meaning ascribed thereto in Section 1.

      “Eligible Individual” shall mean any non-employee director of the Issuer.

      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      “Exercise Price” means the purchase price of each share of Common Stock subject to an Option.

      “Fair Market Value” shall mean, if the Common Stock is then listed on any national securities exchange, the mean between the high and low sales price, if any, on such exchange on the last trading day immediately prior to the Grant Date, or if none, shall be determined by taking a weighted average of the means between the highest and lowest sales price on the nearest date before and the nearest date after the Grant Date in accordance with Treasury Regulations Section 25.2512-2. If the Common Stock is not listed on any such exchange, the fair market value shall be the mean between the high and low sales price, if any, as reported in the National Association of Securities Dealers Automated Quotation System National Market System (“NASDAQ/NMS”) for the last trading day immediately prior to the Grant Date, or if none, shall be determined by taking a weighted average of the means between the highest and lowest sales price on the nearest date before and the nearest date after the Grant Date in accordance with Treasury Regulations Section 25.2512-2. If the Common Stock is not then either listed on any such exchange or quoted in NASDAQ/NMS, the Fair Market Value shall be the mean between the high and low sales prices of our common stock as reported by the OTC Bulletin Board for the trading day immediately preceding the Grant Date, or if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the Grant Date in accordance with Treasury Regulations Section 25.2512-2. If the Fair Market Value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

      “Grant Date” means the date on which an Option is granted to an Eligible Individual.

      “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

      “Issuer” means EnerNow, Inc, a Florida corporation.

      “Non-qualified Stock Option” means a non-qualified stock option which is not intended to meet the requirements of Code Section 422.

      “Option” shall mean an option to purchase Common Stock granted pursuant to Section 6.

      “Option Agreement” means a written agreement, executed by Issuer and by the Optionee, in such forms as the Board shall determine, which sets forth the terms of an Option grant.

      “Optionee” shall mean an Eligible Individual to whom an Option is granted to pursuant to the terms of the Plan.

      “Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary of Issuer, and “beneficial ownership” shall be determined in accordance with Rule 13d-3 under the Exchange Act.

      “Plan” means the EnerNow, Inc. 2002 Non-Employee Director Stock Participation Plan.

      “Public Company” means a “publicly held corporation” as defined in Section 162(m)(2) of the Code.

      “Reorganization” of an entity shall be deemed to occur if such entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if Issuer, or any entity whose financial statements are required to be consolidated with the financial statements of the Issuer pursuant to United States generally accepted accounting principles is the surviving entity.

      “Transfer” means to assign, encumber, pledge, transfer, gift, bequest or otherwise dispose in any way whatsoever.

PROXY IMPRIMIS, INC
☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		For ☐	With- hold ☐	For All Except ☐

R. Michael Brewer and Larry L. Light, each with power of substitution, are hereby authorized to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Inprimis, Inc. to be held May 6, 2002, or any postponements or adjournments of the meeting, as indicated hereon.	1.	Election of directors: The Nominees: Bernard A. Carballo, Karl Gruns, Peter Novak, Michael Zoi and Boris Zingarevitch. Our board of directors unanimously recommends a vote “FOR” the election of each of the nominees for director named above.

		INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the election of all nominees for director and for each of the other proposals set forth on this proxy. As to any other matter, said proxies shall vote in accordance with their best judgment.	2.	Amendment to Articles of Incorporation to Change Our Name to EnerNow, Inc.	For ☐	Against ☐	Abstain ☐

The undersigned hereby acknowledges receipt of the Notice of the 2002 Annual Meeting of Shareholders and the proxy statement and the annual report for the year ended December 31, 2001 furnished with this proxy.	3.	Approval and Adoption of the EnerNow, Inc. 2002 Stock Participation Plan.	☐	☐	☐

	4.	Approval and Adoption of the EnerNow, Inc. 2002 Non-Employee Director Stock Participation Plan.	☐	☐	☐

	5.	Ratification of the Appointment of Kaufman, Rossin & Company as Our Independent Auditors.	☐	☐	☐

	6.	In their discretion, on such other matters as may properly come before the meeting.

Please be sure to sign and date this Proxy in the box below.	Date	Our Board of directors unanimously recommends a vote “FOR” the proposals above.

Stockholder sign above                      Co-holder (if any) sign above

Δ   Detach above card, sign, date and mail in postage paid envelope provided.   Δ
INPRIMIS, INC.

  Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. If acting as attorney, executor, trustee, or in any representative capacity, sign name and title.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN
THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.